SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934, as amended.

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Filed by a party other than the registrant ☐

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Preliminary Proxy Statement ☐

Confidential for Use of the Commission only (as permitted by Rule 14a-6(e)(2) ☐

Definitive Proxy Statement ☒

Definitive Additional Materials ☐

Soliciting Material Pursuant to §§ 240.14a-12 ☐

1-800-FLOWERS.COM, Inc.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒     No fee required.

☐     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

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(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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☐     Fee paid previously with preliminary materials.

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Check box if any part of the fee is offset as provided by Exchange Act Rule 240.0-11and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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2

Notice of Annual Meeting of Stockholders

December 9, 2020

The Annual Meeting of Stockholders (the “Annual Meeting”) of 1-800-FLOWERS.COM, Inc. (the “Company”) will be held online via live webcast, on Wednesday, December 9, 2020 at 9:00 a.m. eastern standard time, or any adjournment thereof, for the following purposes, as more fully described in the Proxy Statement accompanying this notice:

(1)	To elect 11 directors to serve until the 2021 Annual Meeting or until their respective successors have been duly elected and qualified;

(2)	To ratify the appointment of BDO USA, LLP as our independent registered public accounting firm for the fiscal year ending June 27, 2021;

(3)	To approve, on an advisory basis, the Company’s executive compensation;

(4)	To approve the 2003 Long Term Incentive and Share Award Plan, as amended and restated October 15, 2020; and

(5)	To transact such other matters as may properly come before the Annual Meeting.

You can access the meeting via the Internet at www.virtualshareholdermeeting.com/FLWS2020. To log into the Annual Meeting as a stockholder, a control number will be required. For registered stockholders, the control number can be found on your Notice of Internet Availability of Proxy Materials or your proxy card. Only stockholders of record at the close of business on October 13, 2020 will be entitled to notice of, and to vote at, the Annual Meeting. A list of stockholders eligible to vote at the Annual Meeting will be available for inspection at the Annual Meeting, and for a period of ten days prior to the Annual Meeting, during regular business hours at One Old Country Road, Carle Place, New York 11514. This list also will be available during the Annual Meeting on the virtual meeting website.

All stockholders are cordially invited to attend the Annual Meeting virtually via live webcast. Whether or not you expect to attend the Annual Meeting, your vote is important. To assure your representation at the Annual Meeting, you are urged to cast your vote, as instructed in the Notice of Internet Availability of Proxy Materials, over the Internet or by telephone as promptly as possible. If you received a copy of the proxy materials by mail, you may sign, date and mail the proxy card in the envelope provided. Any stockholder of record attending the Annual Meeting may vote via the Internet during the Annual Meeting webcast, even if he or she has voted over the Internet, by telephone or returned a completed proxy card. You may revoke your proxy at any time prior to the Annual Meeting. If you attend and vote during the Annual Meeting, your proxy will be revoked automatically and only your vote at the Annual Meeting will be counted.

By Order of the Board of Directors

/s/ Michael R. Manley
Michael R. Manley
Corporate Secretary

Carle Place, New York
October 26, 2020

YOUR VOTE IS EXTREMELY IMPORTANT. YOU ARE URGED TO VOTE BY TELEPHONE OR INTERNET AS PROMPTLY AS POSSIBLE. ALTERNATIVELY, IF YOU RECEIVED A PAPER PROXY CARD BY MAIL, YOU MAY COMPLETE, SIGN AND RETURN THE PROXY CARD BY MAIL.

1-800-FLOWERS.COM, INC

.
PROXY STATEMENT

October 26, 2020

This Proxy Statement is furnished to stockholders of record of 1-800-FLOWERS.COM, Inc. (the “Company”) as of October 13, 2020 (the “Record Date”) in connection with the solicitation of proxies by the Board of Directors of the Company (the “Board of Directors” or the “Board”) for use at the Annual Meeting of Stockholders (the “Annual Meeting”), which will be held online via live webcast, on Wednesday, December 9, 2020 at 9:00 a.m. eastern standard time or any adjournment thereof.

In accordance with rules and regulations adopted by the Securities and Exchange Commission, instead of mailing a printed copy of our proxy materials to every stockholder, we are now furnishing proxy materials to our stockholders on the Internet. If you received a Notice of Internet Availability of Proxy Materials by mail, you may not receive a printed copy of the proxy materials other than as described below. Instead, the Notice of Internet Availability of Proxy Materials will instruct you as to how you may access and review all of the important information contained in the proxy materials. The Notice of Internet Availability of Proxy Materials also instructs you as to how you may submit your proxy by telephone or over the Internet. If you received a Notice of Internet Availability of Proxy Materials by mail and did not receive proxy materials by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting such materials included in the Notice of Internet Availability of Proxy Materials.

The Securities and Exchange Commission’s (the “SEC”) rules permit us to deliver a single Notice or set of Annual Meeting materials to one address shared by two or more of our stockholders. This delivery method is referred to as “householding” and can result in significant cost savings. To take advantage of this opportunity, we have delivered only one proxy statement and annual report to multiple stockholders who share an address, unless we received contrary instructions from the impacted stockholders prior to the mailing date. We agree to deliver promptly, upon written or oral request, a separate copy of the Notice or Annual Meeting materials, as requested, to any stockholder at the shared address to which a single copy of those documents was delivered. If you prefer to receive separate copies of the proxy statement or annual report, contact Broadridge Financial Solutions, Inc. at 1.800.542.1061 or in writing at Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York 11717. If you are currently a stockholder sharing an address with another stockholder and wish to receive only one copy of future Notices, proxy statements and annual reports for your household, please contact Broadridge at the above phone number or address.

Shares of stock cannot be voted at the Annual Meeting unless the owner is present via the Internet during the Annual Meeting webcast or by proxy. All properly executed and unrevoked proxies in the accompanying form that are received in time for the Annual Meeting will be voted at the Annual Meeting or any adjournment thereof in accordance with instructions thereon, or if no instructions are given, will be voted “FOR” the election of the 11 directors (each, a “Director”) named in this proxy statement, “FOR” the ratification of the appointment of BDO USA, LLP, as the Company’s independent registered public accounting firm, for the fiscal year ending June 27, 2021, “FOR” the approval of the executive compensation and “FOR” the approval of the 2003 Long Term Incentive and Share Award Plan, as amended and restated October 15, 2020, and will be voted in accordance with the discretion of the person appointed as proxy with respect to other matters that may properly come before the Annual Meeting. Any person giving a proxy may revoke it by written notice to the Company at any time prior to the exercise of the proxy. In addition, although mere attendance at the Annual Meeting will not revoke the proxy, a stockholder who attends the Annual Meeting may withdraw his or her proxy and vote via the Internet during the Annual Meeting webcast. Abstentions and broker non-votes will be counted for purposes of determining the presence or absence of a quorum for the transaction of business at the Annual Meeting. Abstentions will be counted in tabulations of the votes cast on each of the proposals presented at the Annual Meeting, whereas broker non-votes will not be counted for purposes of determining whether a proposal has been approved.

The Annual Report of the Company (which does not form a part of the proxy solicitation materials) is being made available to stockholders on www.proxyvote.com concurrently herewith.

The mailing address of the principal executive office of the Company is One Old Country Road, Suite 500, Carle Place, New York 11514. It is anticipated that the Notice of Internet Availability of Proxy Materials is first being sent to stockholders on or about October 26, 2020. The proxy statement and form of proxy relating to the Annual Meeting is first being made available to stockholders on or about October 26, 2020.

VOTING SECURITIES

The Company has two classes of voting securities issued and outstanding, its Class A common stock, par value $0.01 per share (the “Class A Common Stock”), and its Class B common stock, par value $0.01 per share (the “Class B Common Stock”, and together with the Class A Common Stock, the “Common Stock”), which generally vote together as a single class on all matters presented to the stockholders for their vote or approval. At the Annual Meeting, each stockholder of record at the close of business on October 13, 2020 of Class A Common Stock will be entitled to one vote for each share of Class A Common Stock owned on that date as to each matter presented at the Annual Meeting and each stockholder of record at the close of business on October 13, 2020 of Class B Common Stock will be entitled to ten votes for each share of Class B Common Stock owned on that date as to each matter presented at the Annual Meeting. On October 13, 2020, 36,109,273 shares of Class A Common Stock and 28,358,614 shares of Class B Common Stock were outstanding. A list of stockholders eligible to vote at the Annual Meeting will be available for inspection at the Annual Meeting, and for a period of ten days prior to the Annual Meeting, during regular business hours at One Old Country Road, Carle Place, New York 11514. This list also will be available during the Annual Meeting on the virtual meeting website.

METHODS OF VOTING

Stockholders can vote via the Internet during the Annual Meeting webcast or by proxy. There are three ways to vote by proxy:

●	By Telephone -- You can vote by telephone by calling 1.800.690.6903;

●	By Internet -- You can vote over the Internet at www.proxyvote.com by following the instructions on the proxy card; or

●	By Mail -- If you received your proxy materials by mail, you can vote by mail by signing, dating and mailing the enclosed proxy card.

Telephone and Internet voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m. eastern standard time on December 8, 2020.

PROPOSAL 1

ELECTION OF DIRECTORS

The Board of Directors has recommended Mses. Geralyn R. Breig, Celia R. Brown, Stephanie Redish Hofmann and Katherine Oliver and Messrs. James A. Cannavino, Eugene F. DeMark, Leonard J. Elmore, Adam Hanft, Christopher G. McCann, James F. McCann, and Larry Zarin for election as Directors, to serve until the 2021 Annual Meeting or until their successors are duly elected and qualified. If a nominee is unable to be a candidate when the election takes place, the shares of stock represented by valid proxies will be voted in favor of the remaining nominees.  The Board of Directors does not currently anticipate that any of the nominees will be unable to be a candidate for election.

Information regarding the Director nominees is set forth below under the heading “—Information Regarding Director Nominees”.

The affirmative vote of a plurality of the Company’s outstanding Common Stock present in person or by proxy at the Annual Meeting is required to elect the nominees for Directors. Abstentions will be counted in tabulations of the votes cast on this proposal, whereas broker non-votes will not be counted for purposes of determining whether this proposal has been approved. Unless otherwise instructed, the proxy holder will vote the proxies received by him “FOR” the election of the Directors.

THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE ELECTION

OF ITS ELEVEN DIRECTOR NOMINEES

Information Regarding Director Nominees

Our Board of Directors currently consists of 11 Directors with each Director serving a one-year term. All nominees, except for Stephanie Redish Hofmann, were most recently elected at the 2019 Annual Meeting. The following information with respect to the principal occupation or employment, other affiliations and business experience of each of the nominees to be elected at the meeting and during the last five years has been furnished to the Company by the nominee.

Geralyn R. Breig, age 58, has been a Director of the Company since January 2012. Ms. Breig  founded and was CEO of AnytownUSA.com, an e-commerce marketplace from 2017-2020. From 2014 to 2016, she served as President of Clarks, Americas Region, a division of the global, privately-held footwear company C & J Clark Ltd. headquartered in England. Before Clarks, she worked for Avon Products Inc., where she served as President of Avon North America and General Manager of Avon USA from 2008 to 2011 and as Senior Vice President and Brand President of Avon’s Global Marketing Business Unit from 2005-2008. Ms. Breig held several executive positions at the Campbell Soup Company from 1995 to 2005, including President of Godiva International. She began her career at The Procter & Gamble Company in 1984 and from 1986 to 1995, she held several managerial positions at Kraft Foods, Inc. Ms. Breig has been a Director of Welch Foods Inc. since 2013 where she is Chair of the Nominating and Governance Committee. Since July 2018, Ms. Breig has also served on the board of directors and audit committee of Hanes Brands, Inc.

Ms. Breig’s career has focused on brand and product management at the management and executive level. She provides the Board with a brand management strategy, executive management experience and operational insights. We believe these experiences, qualifications, attributes and skills qualify her to serve as a member of our Board of Directors.

Celia R. Brown, age 66, has been a Director of the Company since June 2016.  Since 2017, Ms. Brown has served as an Independent Management Consultant.  From 2010 until June 2016, she served as EVP, Group HR Director of Willis Group, a multi-billion dollar global, risk management and insurance brokerage company with operations in more than 120 countries. At Willis, Ms. Brown was an advisor to the CEO, compensation committee and board of directors on talent strategy, succession planning, reward strategy (including executive compensation), culture and diversity. Upon the 2016 merger of Willis and Towers Watson, Ms. Brown served as an integration advisor to the combined company. Prior to joining Willis, Ms. Brown was with XL Capital Ltd. and its predecessor company from 1988 through 2009 where she held numerous positions culminating in EVP, Head of Global HR and Corporate Relations. Ms. Brown serves as a member of the board of directors and Chair of the HR and compensation committee of Volt Information Sciences, Inc, and board member for non-profit organization Volunteer New York.

As a result of Ms. Brown’s career, she provides the Board with compensation and human resource experience and expertise. She also has experience integrating merger and acquisition transactions at the executive level. We believe these experiences, qualifications, attributes and skills qualify her to serve as a member of our Board of Directors.

James A. Cannavino, age 76, has been a Director of the Company since June 2007. Mr. Cannavino served as Chairman of the board of directors of Direct Insite (now Paybox) from 2000 through 2011 and was Chief Executive Officer from December 2002 until May 2011. Paybox is a global provider of financial supply chain automation across procure-to-pay and order-to cash business processes. Paybox was sold to OSG Billing Services in 2018. From September 1997 through April 2000, he was elected non-executive Chairman of Softworks, Inc. (a wholly owned subsidiary of Direct Insite, formerly Computer Concepts), which went public and was later sold to EMC. Mr. Cannavino was also the Chief Executive Officer and Chairman of the board of directors of Cybersafe, Inc., a company specializing in network security. Prior to Cybersafe, Mr. Cannavino was President and Chief Operating Officer of Perot Systems Corporation; he was elected to serve as Chief Executive Officer through July 1997. Mr. Cannavino retired from IBM in 1995, a career that spanned over 30 years, where he was Senior Company Vice President for Strategy and Business Development. Mr. Cannavino is an emeritus member of the Board of the National Center for Missing and Exploited Children. Mr. Cannavino is one of the founding members and is the immediate past Chairman of The International Center for Missing and Exploited Children. He is a past chairman of the Board of Trustees of Marist College in Poughkeepsie, New York, and continues to serve on the Board of Trustees.

Mr. Cannavino’s numerous years of experience in executive level positions in the technology industry provides the Board with a wealth of valuable insight and knowledge regarding business strategy, operational and management experience in the technology industry. We believe these experiences, qualifications, attributes and skills qualify him to serve as a member of our Board of Directors.

Eugene F. DeMark, age 73, has been a Director of the Company since January 2012.  Mr. DeMark worked for KPMG LLP (“KPMG”), a global professional services firm, from June 1969 until his retirement in October 2009.  He served as the Advisory Northeast Area Managing Partner at KPMG from October 2005 until his retirement.  During his career with KPMG, he served in various leadership positions including Area Managing Partner of the Information, Communications and Electronics Practice as well as Managing Partner of the firm’s Long Island office.  While on special assignment at KPMG he worked on the research staff of the Commission on Auditors Responsibilities (the predecessor of the Treadway Commission) that was formed to assess increases in fraudulent financial reporting and developed KPMG’s first study guide on SEC reporting.  Since his retirement, Mr. DeMark has been an independent consultant.  Mr. DeMark served on the board of directors of BankUnited, Florida’s largest independent bank, from 2010 to 2019, most recently as the Lead Director and Chair of the audit committee and previously as Chair of the audit and risk committee and on the governance and compensation committees of the bank’s board.  Mr. DeMark was on the board of directors of MSG Networks from October 2015 to December 2016 and was the Chair of their audit committee and served on the compensation committee.  He is a Certified Public Accountant in the State of New York.

As a result of Mr. DeMark’s professional experience and 40-year career with one of the leading professional services firms, he provides the Board with financial expertise, experience in risk management and executive managerial experience. Mr. DeMark qualifies as an audit committee financial expert and is financially sophisticated within the meaning of the NASDAQ Stock Market Rules. We believe these experiences, qualifications, attributes and skills qualify him to serve as a member of our Board of Directors.

Leonard J. Elmore, age 68, has been a Director of the Company since October 2002.  Mr. Elmore has been a NCAA commentator for CBS Sports, FS1 and ESPN for over 25 years.  Mr. Elmore was the Chief Executive Officer of iHoops, the official youth basketball initiative of the NCAA and NBA from May 2010 until October 2011 and served as a member of its board from its inception in April 2009 until May 2010.  Prior to joining iHoops, he was a Partner with the law firm of Dreier LLP in its New York City headquarters from September 2008 until February 2009.  Prior to his employment with Dreier LLP in September, 2008, Mr. Elmore served as Senior Counsel with LeBoeuf, Lamb, et. al (subsequently Dewey & LeBouef) from October 2004 until March 2008. Prior to that, Mr. Elmore served as the President of Test University, a leading provider of internet-delivered learning solutions for pre-college students, from 2001 to 2003.  Mr. Elmore has served on the board of directors of Lee Enterprises, Inc. since February 2007 until February 2020 and was a member of their audit committee.  Mr. Elmore is currently a Senior Lecturer at Columbia University in their School of Professional Studies Sports Management program and continues to fulfill his commitment to public service as a Commissioner on the John and James L. Knight Foundation’s Knight Commission on Intercollegiate Athletics.

Mr. Elmore’s career has spanned many different sectors from the diverse public service sectors to law firm experience. He provides the Board a wealth of business strategy, operational and management experience. We believe these experiences, qualifications, attributes and skills qualify him to serve as a member of our Board of Directors.

Adam Hanft, age 70, has been a Director of the Company since February 2019. Mr. Hanft is the founder and Chief Executive Officer of Hanft Projects LLC (“Hanft Projects”), a strategic consultancy that provides marketing and branding services to leading consumer and business-to-business companies, including many digitally native brands. In addition, he serves as a director on the board of The Scotts Miracle-Gro Company, one of the world’s leading marketers of branded consumer lawn and garden products. Mr. Hanft also writes broadly about business and consumer subjects for numerous publications and is the co-author of “Dictionary of the Future.” He is also a frequent commentator on marketing and branding issues. Prior to starting Hanft Projects, Mr. Hanft served as founder and Chief Executive Officer of Hanft Unlimited, Inc., a marketing organization created in 2004 that included an advertising agency, strategic consultancy and custom-publishing operation.

Mr. Hanft’s individual qualifications and skills as a Director include marketing strategy, branding and messaging, and digital strategy. We believe Mr. Hanft’s varied experiences, qualifications, attributes and skills qualify him to serve as a member of our Board of Directors.

Stephanie Redish Hofmann, age 51, is a Director nominee. Ms. Hofmann is Managing Director, Agency Sales for the Agency & Brand Solutions team at Google focused on partnership across a portfolio of client teams, including the Publicis agency holding company, Consulting Partners, and US Multicultural and Industry Relations. Ms. Hofmann’s prior roles at Google include, among others, founding and leading Google's Shopping Solutions team dedicated to developing digital solutions to enable retailers and manufacturers to win shopping moments that matter, serving as the Director of Agency Development for WPP, IPG, and Specialty Agency partners, and leading the Agency Learning & Development team. Before joining the Agency Learning & Development team, Ms. Hofmann served as the Head of Industry Marketing for Google's consumer packaged goods (CPG) vertical where she led research efforts focused on proving the efficacy of digital advertising for CPG manufacturers.

Ms. Hofmann has over 29 combined years of experience in advertising, brand marketing, partnership and working with consumer promotion agencies on CPG brands such as Clorox, Nestle’, and Revlon, as well as non-profit fundraising and development. We believe that Ms. Hofmann’s wealth of experiences, qualifications, attributes, and skills relating to advertising, brand marketing and partnership qualify her to serve as a member of our Board of Directors.

Christopher G. McCann, age 59, has been the Company’s President since September 2000 and Chief Executive Officer since June 2016. Prior to that, he served as the Company’s Senior Vice President and was the President of the Consumer Floral Brand from July 2010 until October 2013. Mr. McCann has been a Director of the Company since inception. Mr. McCann is the Vice Chairman of the Board of Trustees of Marist College. He is the Vice Chairman of the board of directors of IGHL. Christopher G. McCann is the brother of James F. McCann, the Company’s Executive Chairman of the Board.

Due to Mr. C. McCann’s various positions within the Company over the course of 30+ years, he brings to the Board a unique insight into the day-to-day operations of the Company and its subsidiaries as well as its strategic vision. In addition, his prior service on other public company boards of directors provide the Board with valuable board-level experience. We believe these experiences, qualifications, attributes and skills qualify him to serve as a member of our Board of Directors.

James F. McCann, age 69, is the founder of the Company and served as the Company’s Chairman of the Board and Chief Executive Officer from inception until June 2016. In June 2016, Mr. McCann became the Executive Chairman of the Board and Mr. C. McCann succeeded him as the Chief Executive Officer. Mr. McCann has been in the floral industry since 1976 when he began a retail chain of flower shops in the New York metropolitan area. Mr. McCann is a member of the board of directors of International Game Technology PLC, The Scotts Miracle Gro Company and, as of May 2019, Amyris, Inc. Mr. McCann also served on the board of directors of Willis Towers Watson and its predecessors from 2004 to 2019. James F. McCann is the brother of Christopher G. McCann, Chief Executive Officer, Director and President of the Company.

As the Company’s Executive Chairman of the Board and former Chief Executive Officer since inception Mr. J. McCann brings to the Board his deep understanding of the Company’s strategic business goals and extensive experience with both Company and industry-specific opportunities and challenges. Mr. J. McCann’s current and prior service on other public company boards of directors and their committees provide the Board with valuable board-level experience. We believe these experiences, qualifications, attributes and skills qualify him to serve as a member of our Board of Directors.

Katherine Oliver, age 57, has been a Director of the Company since February 2017. She is a Principal at Bloomberg Associates, an international philanthropic consulting firm founded by former New York City Mayor Michael R. Bloomberg.  She oversees the media and technology portfolio and advises mayors around the globe on economic development and public communications strategies.  Previously, Ms. Oliver was appointed by Mayor Bloomberg as Commissioner of Media and Entertainment for New York City from 2002 until 2013.  Since December 2015, she has been on the board of directors of The Chef’s Warehouse, Inc. and is a member of their Nominating and Governance Committee as well as their Compensation and Human Capital Committee.

Ms. Oliver has over 25 years of experience in media and entertainment and therefore brings a unique lens to business development, creativity, branding and customer service. As she advises a variety of corporate and non-profit organizations on content creation and marketing strategies, the Company can leverage her expertise and insight. We believe these experiences, qualifications, attributes and skills qualify her to serve as a member of our Board of Directors.

Larry Zarin, age 66, has been a Director of the Company since March 2009. Mr. Zarin was Senior Vice President and Chief Marketing Officer for Express Scripts, a Fortune 20 company until his retirement in July 2013. He joined Express Scripts in 1996 and during his tenure, he had a leading role in the successful integration of the company’s numerous major acquisitions, including the $29.1 billion acquisition of Medco. Mr. Zarin was responsible for corporate communications and marketing and was a frequent speaker at industry conferences and events. Since stepping down from Express Scripts, Mr. Zarin has been consulting with select enterprises around marketing communications and the development of powerful and distinguishing narratives.

Mr. Zarin has extensive product and brand marketing and business leadership skills from his career at Express Scripts. He also has experience overseeing and integrating merger and acquisition transactions at an executive level. We believe these experiences, qualifications, attributes and skills qualify him to serve as a member of our Board of Directors.

Board Leadership Structure

The Board has no policy that requires the combination or separation of the roles of Chairman or Chief Executive Officer. Mr. J. McCann served as both our Chairman of the Board and our Chief Executive Officer until June 2016, at which point he ceased serving as Chief Executive Officer. The Board believes that Mr. J. McCann is the Director best suited to serve as Executive Chairman of the Board. As the founder of the Company, he is most familiar with the Company’s business and industry. He is uniquely situated to identify strategic priorities and to lead the Board in discussions regarding strategy and business planning and operations. In addition, his service on other public company boards of directors and their committees provide the Board with valuable board-level experience. The Company does not currently have a lead independent director.

Board Oversight of Risk Management

The Board of Directors, as a whole and through its committees, oversees the Company’s risk management process, including operational, financial, legal, strategic, marketing and brand reputation risks. The Audit Committee assists the Board in the oversight of the risk management process. In addition, the Board is guided by management presentations at Board meetings and throughout the fiscal year that serve to provide visibility to the Board about the identification, evaluation and management of risks the Company is facing as well as how to mitigate such risks.

Information about the Board and its Committees

Each of our Directors, other than Messrs. James F. McCann and Christopher G. McCann, qualifies as an “independent director” as defined under the published listing requirements of the NASDAQ Stock Market. The NASDAQ independence definition includes a series of objective tests. For example, an independent director may not be employed by us and may not engage in certain types of business dealings with the Company. In addition, as further required by NASDAQ rules, the Board has made a subjective determination as to each independent Director that no relationship exists which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a Director. In making these determinations, the Board reviewed and discussed information provided by the Directors and by the Company with regard to each Director’s business and personal activities as they may relate to the Company and the Company’s management. In addition, as required by NASDAQ rules, the Board determined that the members of the Audit Committee each qualify as “independent” under special standards established by NASDAQ and the SEC for members of audit committees. The Board does not have a formal policy with respect to diversity. The Board and the Nominating and Corporate Governance Committee believe that it is critical for the Directors to have varying points of view, with a broad spectrum of experience, education, skills, backgrounds, professional and life experience that, when viewed as the collective group, provide an ample blend of perspectives to allow the Board to fulfill its duties to the long-term interests of the Company’s stockholders.

The table below provides membership and meeting information for each of the Board committees for Fiscal 2020.

Current Membership:

Directors	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
James F. McCann
Christopher G. McCann
Geralyn R. Breig	X
Celia R. Brown		X	X
James A. Cannavino		X*
Eugene F. DeMark	X*
Leonard J. Elmore			X*
Adam Hanft
Sean Hegarty	X
Katherine Oliver			X
Larry Zarin		X
Total Meetings in Fiscal 2020	5	5	2

__________________

*	Committee Chairperson

Audit Committee

The Audit Committee of the Board of Directors reports to the Board regarding the appointment of the Company’s independent registered public accountants, the scope and results of its annual audits, compliance with accounting and financial policies and management’s procedures and policies relative to the adequacy of internal accounting controls. The Company’s Board of Directors adopted a written charter for the Audit Committee, which outlines the responsibilities of the Audit Committee. A current copy of the charter of the Audit Committee is available on our website located at www.1800flowers.com under the Investor Relations section of the website.

Each member of the Audit Committee is “financially literate” as required by NASDAQ rules. The Audit Committee also includes at least one member, Eugene F. DeMark, who was determined by the Board to meet the qualifications of an “audit committee financial expert” in accordance with SEC rules and to meet the qualifications of “financial sophistication” in accordance with NASDAQ rules. Stockholders should understand that these designations relate to our Audit Committee members’ experience and understanding with respect to certain accounting and auditing matters and do not impose upon any of them any duties, obligations or liabilities that are greater than those generally imposed on a member of the Audit Committee or of the Board.

Compensation Committee

The Compensation Committee of the Board of Directors establishes the Company’s compensation philosophy and makes a final determination on all forms of compensation to be provided to the Company’s Section 16 Officers (“Executive Officers”), including base salary and the provisions of the Sharing Success Program under which annual incentive compensation may be awarded. In addition, the Compensation Committee administers the Company’s 2003 Long Term Incentive and Share Award Plan, as amended and restated as of October 22, 2009, and as further amended as of October 28, 2011 and September 14, 2016 (“2003 Plan”) under which stock options, stock appreciation rights, restricted stock, restricted stock units, performance awards, dividend equivalents and other equity-based awards may be made to Directors, officers, employees of, and consultants to, the Company and its subsidiaries. The Board of Directors has authorized Mr. James F. McCann to review and make awards for all of the Company’s employees, other than its Executive Officers. The Compensation Committee also makes recommendations to the Board of Directors regarding Directors’ compensation. The Company’s Board of Directors adopted a written charter for the Compensation Committee, which outlines the responsibilities of the Compensation Committee. All of the members of the Company’s Compensation Committee are independent Directors and have never been employees of the Company. A current copy of the charter of the Compensation Committee is available on our web site located at www.1800flowers.com under the Investor Relations section of the website. See “Executive Compensation and Other Information—Compensation Discussion and Analysis” for additional information about the processes and procedures for determining our Executive Officers’ compensation.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee is responsible for the oversight of the evaluation of the Board of Directors, including its size and composition; it reviews and reassesses the adequacy of corporate governance guidelines and practices and develops and recommends to the Board the Company’s corporate governance guidelines and practices; and identifies and evaluates individuals qualified to become Board members and recommends to the Board, Director nominees for election and re-election. The Nominating and Corporate Governance Committee will consider recommendations for prospective nominees for the Board from other members of the Board, management and others, including stockholders, and may employ third-party search firms. The Company’s Board of Directors adopted a written charter for the Nominating and Corporate Governance Committee, which outlines the responsibilities of the Nominating and Corporate Governance Committee. All of the members of the Company’s Nominating and Corporate Governance Committee are independent Directors and have never been employees of the Company. A current copy of the charter of the Nominating and Corporate Governance Committee is available on our website located at www.1800flowers.com under the Investor Relations section of the website.

Communication with Board of Directors

The Nominating and Corporate Governance Committee, on behalf of the Board, reviews letters from stockholders concerning the Company’s Annual Meeting of Stockholders and governance process, including recommendations of director candidates, and makes recommendations to the Board based on such communications. Stockholders can send communications to the Board and to the non-management Directors by mail in care of the Corporate Secretary at One Old Country Road, Suite 500, Carle Place, NY 11514, Attention: Michael R. Manley, and should specify the intended recipient or recipients. All such communications, other than unsolicited commercial solicitations or communications, will be forwarded to the appropriate Director or Directors for review. Any such unsolicited commercial solicitation or communication not forwarded to the appropriate Director or Directors will be available to any non-management Director who wishes to review it.

Attendance at Meetings

During Fiscal 2020, the Board of Directors held six meetings and acted by unanimous written consent on one occasion. During Fiscal 2020, all incumbent Directors attended at least 75% of the meetings of the Board of Directors and the meetings held by all committees of the Board of which they were a member. Messrs. J. McCann and C. McCann, and no other directors, attended last year’s Annual Meeting.

Delinquent Section 16(a) Reports

Section 16(a) of the Securities Exchange Act of 1934 (“Exchange Act”) requires our Executive Officers and Directors, and persons who own more than 10% of a registered class of our equity securities, to file reports of ownership and changes in ownership with the SEC. Executive Officers, Directors, and greater than 10% stockholders are required by SEC regulations to furnish us with copies of all reports they file pursuant to Section 16(a).

Based on a review of the copies of such reports furnished to us, we believe that all Section 16(a) filings requirements applicable to our Executive Officers, Directors and greater than 10% stockholders have been satisfied, except for Mr. Dinesh Popat, who inadvertently filed one late Form 4 following receipt of Common Stock as compensation.

Anti-Hedging Policy

We maintain a policy on insider trading that prohibits Directors, officers, and employees with nonpublic information, as well as their spouse, dependents, and any other person living in their household, from buying or selling financial instruments or derivatives, including but not limited to, puts and calls, that hedge or offset any change in the market value of the Common Stock, or otherwise engage in transactions that have or are designed to have the same effect.

Compensation of Directors

Non-employee Directors were entitled to receive the following compensation during the fiscal year ended June 28, 2020:

●	An annual retainer of $30,000, payable in equal quarterly installments on each of the four regularly scheduled Board meetings during the fiscal year.

●

An additional fee to the Chairpersons of the Board’s Committees for their services, payable in equal quarterly installments on each of the four regularly scheduled Board meetings during the fiscal year:

a)	Audit Committee Chairperson - $20,000

b)	Compensation Committee Chairperson - $10,000, and

c)	Nominating and Corporate Governance Committee Chairperson - $7,500

●

A grant of restricted Class A Common Stock with a value equal to $45,000. The actual number of shares is determined by the closing price of the shares on the date of the Annual Meeting (the “Grant Date”). No fractional shares of stock are awarded. These grants fully vest on the first anniversary of the Grant Date.

●	Any Director joining the Board, or becoming a Chairperson of one of the above Committees, following the Annual Meeting in a given year receives a pro-rata share of the compensation provided for above.

●	Board members are reimbursed for reasonable travel and lodging expenses associated with attendance at any Board or Committee meeting.

The following table includes information about compensation paid to our non-employee Directors for the fiscal year ended June 28, 2020:

					Value and
					Nonqualified
	Fees Earned			Non-Equity	Deferred
	or Paid in	Stock	Option	Incentive Plan	Compensation	All Other
	Cash (1)	Awards (2)	Awards (3)	Compensation	Earnings	Compensation	Total
Name	($)	($)	($)	($)	($)	($)	($)

Geralyn R. Breig	30,000	45,000	-	-	-	-	75,000
Celia Brown	30,000	45,000	-	-	-	-	75,000
James A. Cannavino	40,000	45,000	-	-	-	-	85,000
Eugene F. DeMark	50,000	45,000	-	-	-	-	95,000
Leonard J. Elmore	37,500	45,000	-	-	-	-	82,500
Adam Hanft	30,000	45,000	-	-	-	-	75,000
Sean Hegarty	30,000	45,000	-	-	-	-	75,000
Katherine Oliver	30,000	45,000	-	-	-	-	75,000
Larry Zarin	30,000	45,000	-	-	-	-	75,000

(1)	Total Fees Earned or Paid in Cash combines the amounts paid as annual retainer and meeting fees.

(2)

Stock awards reflect the aggregate grant date fair value of restricted stock awards computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, “Compensation — Stock Compensation.” The aggregate grant date fair value for restricted stock awards is calculated by multiplying the number of restricted stock awards by the closing market price of the Common Stock on the date the restricted stock awards are credited to a Director’s account. These award fair values have been determined based on the assumptions set forth in Note 13, “Stock Based Compensation” in the Notes to the Consolidated Financial Statements in the Company’s Annual Report on Form 10-K for the fiscal year ended June 28, 2020.

Compensation information on James F. McCann and Christopher G. McCann, who are Directors, as well as Executive Officers of the Company, is contained under the section titled “Executive Compensation and Other Information - Summary Compensation Table.”

(3)	No stock options were granted to Directors during Fiscal 2020.

As of June 28, 2020, each non-employee Director of the Company held the following aggregate number of option awards and unvested stock awards:

	Unvested	Option
	Stock	Awards
	Awards	Outstanding
Name	(#)	(#)
Geralyn R. Breig	3,401	-
Celia Brown	3,401	-
James Cannavino	3,401	-
Eugene R. DeMark	3,401	-
Leonard J. Elmore	3,401	-
Adam Hanft	3,401	-
Sean Hegarty	3,401	-
Katherine Oliver	3,401	-
Larry Zarin	3,401	-

EXECUTIVE COMPENSATION AND OTHER INFORMATION

The following individuals were serving as Executive Officers of the Company on October 13, 2020:

Name	Age	Position with the Company

James F. McCann	69	Executive Chairman of the Board
Christopher G. McCann	59	Chief Executive Officer, Director and President, 1-800-Flowers.com, Inc.
William E. Shea	61	Senior Vice President, Treasurer and Chief Financial Officer
Michael R. Manley	54	Senior Vice President, General Counsel and Corporate Secretary
Arnold Leap	52	Senior Vice President, Chief Information Officer
Thomas Hartnett	57	President, Consumer Floral
Dinesh Popat	60	President, BloomNet
Steven Lightman	64	President, Gourmet Foods & Gift Baskets

Information Concerning Executive Officers Who Are Not Directors

William E. Shea has been the Company’s Senior Vice President, Treasurer and Chief Financial Officer since September 2000. Before holding his current position, Mr. Shea was our Vice President of Finance and Corporate Controller after joining us in April 1996. From 1980 until joining us, Mr. Shea was a certified public accountant with Ernst & Young LLP.

Michael R. Manley has been the Company’s Senior Vice President and General Counsel and Corporate Secretary since July 2018. Mr. Manley previously was a partner at Venable, LLP, a top national law firm where he was also a member of the firm’s Corporate Group. Prior to Venable, Mr. Manley’s other experience included serving as General Counsel and Chief Compliance Officer of CION Investment Management, LLC, a registered investment advisor; Managing Director, Co-General Counsel, Chief Compliance Officer and/or Secretary for various entities at Plainfield Asset Management LLC; and President and General Counsel of PartMiner, Inc., a leading provider of procurement and information services to the electronics industry.

Arnold Leap has been the Company’s Chief Information Officer since November 2013. Mr. Leap served as the Executive Vice President and Chief Technology Officer for Direct Insite Corp. from November 2000 until joining the Company.   Mr. Leap served in various positions with Direct Insite, including the Executive Vice President, Channel Sales and Executive Vice President, Sales and Marketing.  Mr. Leap’s background includes senior management positions with over 25 years’ experience in the technology sector.

Thomas Hartnett has been the Company’s President of Consumer Floral since October 2013. Previously, he was the Company’s SVP and CFO of the Consumer Floral Brand since April 2010. Mr. Hartnett had previously served as the Company’s SVP and COO of the Consumer Floral Brand from June 2006 through April 2010. Prior to this role, Mr. Hartnett was Senior Vice President of Retail and Fulfillment from September 2000. Before holding these positions, Mr. Hartnett held various positions within the Company since joining in 1991, including Controller, Director of Store Operations, Vice President of Retail Operations and Vice President of Strategic Development. Prior to joining the Company, Mr. Hartnett was a certified public accountant with Ernst & Young LLP.

Dinesh Popat has been the Company’s President of BloomNet since March 2019. Mr. Popat joined the Company from Prescriptive Insights, an insights and analytics firm, where he served as Chief Marketing Officer since January 2017. From 1984 to 2017, Mr. Popat served in various roles at Avon Products, including most recently as Chief Representative Officer.

Steven Lightman has been the Company’s President, Gourmet Food & Gift Baskets since June 2020. Mr. Lightman has been with the Company since March 2015 and served as President, Harry & David since that date. He holds a Bachelor of Science and a Bachelor of Arts degree in accounting and business administration from the University of Hartford in Connecticut.

Compensation Discussion and Analysis

Compensation Philosophy and Objectives

This section discusses compensation to our Fiscal 2020 “Named Executive Officers” or “NEOs”, which consist of our Chief Executive Officer, our Chief Financial Officer and our three next most highly compensated Executive Officers, as determined under SEC rules.

The Compensation Committee believes that the compensation programs for the Company’s NEOs, as well as all of its Executive Officers, should reflect the Company’s performance and the value created for the Company’s stockholders. In addition, the compensation programs should support the short-term and long-term strategic goals and values of the Company and should reward individual loyalty to the Company and contribution to the Company’s success. The Company is engaged in a very competitive industry, and the Company’s success depends upon its ability to attract and retain qualified Executive Officers through the competitive compensation packages it offers to such individuals.

The fundamental policy of the Compensation Committee is to provide the Company’s NEOs, as well as all of its Executive Officers, with competitive compensation opportunities based upon their contribution to the development and financial success of the Company. It is the Compensation Committee’s philosophy that a significant portion of each NEO and Executive Officer’s compensation should be contingent upon the Company’s financial performance. The Compensation Committee also acknowledges the importance of attracting and retaining talented, motivated and success-oriented Executive Officers who share our overall corporate philosophy and will enable our Company to achieve its short and long-term goals. Accordingly, the compensation package for each NEO and Executive Officer is primarily comprised of three elements: (i) base salary; (ii) annual incentives; and (iii) long-term incentive equity awards.

Guiding Principles

●	Growth - To create an atmosphere that encourages superior growth and performance of the Company while also offering personal and professional growth.

●	Teamwork - To encourage executives to work together effectively and efficiently so that Company goals can be fully realized.

●	Innovation - To encourage and reward creativity and innovation, including the development of new ideas and business opportunities for the Company.

●	Market competitiveness - To offer a strong, comprehensive compensation package that will enable the Company to attract and retain qualified executive talent.

Setting Executive Compensation

We compete for senior executive talent with many leading companies. In order to stay competitive in the marketplace, a critical component of which is the recruitment and retention of executive talent, we periodically review the market competitiveness of our Executive Officer compensation programs. The Compensation Committee also reviews the Company’s recent historical compensation practices for its executives, and considers recommendations from the Chief Executive Officer regarding the compensation of his direct reports, who include the other NEOs.

Elements of Compensation

The Compensation Committee believes that we can maximize the effectiveness of our compensation program by ensuring that all program elements are working in concert to motivate and reward performance. The elements of our executive compensation program are detailed below, together with the principal factors that the Compensation Committee considers in reviewing the components of each Executive Officer’s compensation package. In general, for each compensation element, these factors include: the key role each Executive Officer performs for the Company; the benefit to the Company in assuring the retention of his or her services; the performance of the Company during the past fiscal year; the competitive market conditions for executive compensation; the executive’s prior year compensation; and the objective evaluation of the Executive Officer’s performance. The Compensation Committee may also, however, in its discretion, apply other factors with respect to executive compensation. We believe that our executive compensation program effectively strengthens the mutuality of interests between the Executive Officers and the Company’s stockholders, which results in greater Company performance.

Base Salary. The Compensation Committee views base salary as the assured element of compensation that permits income predictability. Subject to existing employment agreements, our objective is to set base salary levels at the competitive norm. However, individual salaries may be above or below the competitive norm to reflect the strategic role, experience, proficiency and performance of the executive. For example, incumbents who have been in their positions for a longer period of time, and whose performance is superior, may be paid above the competitive norm. In addition, in the case of seasoned executives with strategic value who are newly hired into the Company, it may be necessary to pay above the competitive norm in order to attract the best candidates to the Company.

The minimum base salaries for Messrs. J. McCann and C. McCann are primarily prescribed in their employment agreements (see below for description of the employment agreements in the “Narrative Disclosure to Summary Compensation Table”). Annual base salary increases for the NEOs and other Executive Officers are determined on the basis of the employment agreements (for Messrs. J. McCann, C. McCann), as well as the following factors: the performance of the executive versus job responsibilities; the relationship between current salary and the range for the executive’s level, ranges having been set in part based on the competitive norm in the industry; the average size of salary increase based upon the Company’s financial performance; and whether the responsibilities or criticality of the position of the incumbents have been changed during the preceding year. The weight given to each of these factors may differ from individual to individual as the Compensation Committee deems appropriate. Increases for Fiscal 2020 for Messrs. J. McCann, C. McCann, Shea, Manley and Hartnett, were 0%, 0%, 10%, 3.8% and approximately 7.8%, respectively.

Annual Incentive Award. Annual incentive awards play a significant role in the Company’s overall compensation package for its Executive Officers. The annual incentive award for the NEOs is based upon the Company’s financial performance and, in the case of Mr. Hartnett, also includes brand specific financial performance. This balance supports the accomplishment of the Company’s overall financial objectives and rewards the individual contributions of our NEOs. Annual incentive awards for Executive Officers support the following company objectives:

●	Communication of important goals through performance targets that are aligned with business strategies.

●	Motivation for the entire management team to work together toward a common set of goals.

●	Rewarding executives on the basis of results achieved.

●	Delivering annual incentive opportunities and payments through a structured, performance driven, objective mechanism.

●	Delivering a competitive level of compensation that is fully competitive with industry practice.

NEOs, other than Mr. J. McCann, are eligible to receive annual incentive awards under the Company’s Sharing Success Program.

Sharing Success Program. The Sharing Success Program is intended to cover management positions, including the NEOs other than Mr. J. McCann. Each eligible plan participant is assigned a target award (expressed as a percentage of base salary), which represents the level of incentive award the participant can expect to earn in the event all performance measures are achieved at 100% during the ensuing fiscal year. For each fiscal year, specific performance measures are established by the Compensation Committee that reflect the key strategic and business goals established by the business plan for that year. The following EBITDA and revenue measures were utilized in setting performance objectives for Fiscal 2020:

●	EBITDA, as used for purposes of the Sharing Success Program, is defined as net income before interest, taxes, depreciation, amortization and stock-based compensation expense on a pre-bonus basis, adjusted to exclude the impact of acquisitions and dispositions completed during the fiscal year as well as the impact of investment gains or losses on the Company’s non-qualified supplemental deferred compensation plan (“Plan EBITDA”).

●

Revenue as used for purposes of the Sharing Success Program is defined as achieving or exceeding revenue growth in line with the Company’s budget adjusted to exclude the impact of acquisitions and dispositions completed during the fiscal year (“Plan Revenue”).

●

Brand-specific Plan EBITDA as used for purposes of the Sharing Success Program is defined as EBITDA for the brand, less corporate expenses (“Brand-specific Plan EBITDA”). Corporate expenses consist of the Company’s enterprise shared service cost centers, and include, among other items, Information Technology, Human Resources, Accounting and Finance, Legal, and Executive, as well as Stock-Based Compensation. In order to leverage the Company’s infrastructure, these functions are operated under a centralized management platform, providing support services throughout the organization. Brand performance is measured based on the brand’s contribution margin or Brand-specific Plan EBITDA, reflecting only the direct controllable revenue and operating expenses of the brands.

●

Brand-specific Plan Revenue as used for purposes of the Sharing Success Program is defined as achieving or exceeding revenue growth based on the Brand’s budget for the fiscal year (“Brand-specific Plan Revenue”).

The following table presents the NEOs’ targeted incentive award opportunity, as a percentage of their salary (“target award”), and the performance measures and relative weighting of their components for Fiscal 2020:

	Target	Weighting of Performance Measures
	Award	Company-wide			Brand-specific
Name	(% of Salary)	EBITDA	Revenue	Subtotal	EBITDA	Revenue	Subtotal	Total

Christopher G. McCann	100.0%	65.0%	35.0%	100.0%	n/a	n/a	n/a	100.0%
Chief Executive Officer,
Director and President

William E. Shea	75.0%	65.0%	35.0%	100.0%	n/a	n/a	n/a	100.0%
Senior Vice President, Treasurer,
and Chief Financial Officer

James F. McCann (1)	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a
Executive Chairman

Thomas Hartnett	70.0%	25.0%	15.0%	40.0%	40.0%	20.0%	60.0%	100.0%
President, Consumer Floral

Michael R. Manley	50.0%	65.0%	35.0%	100.0%	n/a	n/a	n/a	100.0%
Senior Vice President,
General Counsel, and
Corporate Secretary

(1)

Under the company’s employment agreement with Mr. J. McCann, he no longer participates in the Company’s non-equity-based bonus program. See “Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table – Employment Agreements”.

When Company-wide and/or brand-specific actual results exceed or fall below target performance measures, actual awards are proportionately increased or decreased between the maximum and threshold award payments and the target awards. Participants may earn no Company-wide or brand-specific bonus if the threshold performance measures are not met (defined as achievement of 90% of Company-wide Plan EBITDA and 60% of Company-wide Plan Revenue, resulting in a 50% pay-out of the Plan EBITDA and Plan Revenue target awards, respectively), and no participant may be paid an incentive award under the Sharing Success Program in excess of maximum (defined as achievement of 150% of Company-wide Plan EBITDA and 200% of Company-wide Plan Revenue, resulting in a 200% pay-out of each target award), as presented in the table below. Under the terms of the Sharing Success Program, in order to be eligible to receive a payout under the revenue growth measure, the minimum EBITDA measure must also be attained. In addition, all participants must be actively employed as of the end of the fiscal year in order to qualify for the award.

EBITDA			Revenue Growth
% Achievement of Performance Measures	Target Award Multiple		% Achievement of Performance Measures	Target Award Multiple
150.0% or above	200.0%	(max)	200.0% or above	200.0%	(max)
125.0%	150.0%		150.0%	150.0%
100.0%	100.0%		100.0%	100.0%
90.0%	50.0%		60.0%	50.0%
Below 90.0%	0.0%		Below 60.0%	0.0%

For Fiscal 2020, the Company’s performance measures were a function of achieving specified EBITDA and Revenue targets and were as follows: Company-wide Plan EBITDA of $104.5 million (excluding the impact of acquisitions) and Company-wide Plan Revenue of $1.34 billion or Plan Revenue growth of 7.2% (also excluding the impact of acquisitions). Brand-specific measures for Fiscal 2020 for Consumer Floral and BloomNet were as follows: (i) Plan EBITDA of $103.5 million, and (ii) Plan Revenue of $674.9 million or Plan Revenue growth of 7.0%.

The following table reflects the relationship of actual performance against the Company’s performance measures. The performance measures range from “threshold” (the minimum achievement level of the performance measure at which an executive may earn 50% of the target award for Plan EBITDA and Plan Revenue) to “maximum” (the maximum achievement level of the performance measure at or above which an executive may earn 200% of the target award). The weighting of performance measures is applied to the Target Award Multiples to produce the executive’s cash bonus award.

							Calculation of
	Performance/Payout Relationship ($'s in thousands)						Target Award Earned
	Threshold		Target		Maximum			Target
	Performance	Payout	Performance	Payout	Performance	Payout	Actual	Award
Performance Metric	Measures	%	Measures	%	Measures	%	Performance	Multiple

Company-wide Performance (1)
Adjusted EBITDA and Revenue Growth Measures:
Adjusted EBITDA	$94,094	50.0%	$104,549	100.0%	$156,823	200.0%	$148,458	184.0%
Adjusted Revenue	$1,302,340	50.0%	$1,338,152	100.0%	$1,427,680	200.0%	$1,453,019	200.0%

Brand-specific Performance
1-800-Flowers.com, 1-800-Baskets, and BloomNet
Adjusted EBITDA and Revenue Growth Measures:
Adjusted EBITDA	$93,181	50.0%	$103,535	100.0%	$155,302	200.0%	$133,467	157.8%
Adjusted Revenue	$657,353	50.0%	$674,901	100.0%	$718,772	200.0%	$758,781	200.0%

(1)

Note: Company-wide Adjusted EBITDA and Adjusted Revenue Growth Measures are determined excluding: (i) the impact of stock-based compensation, (ii) Non-Qualified Plan Investment appreciation/depreciation, and (iii) certain items affecting period-to-period comparability, including PMall litigation and transaction costs, H&D store closure costs, and the incremental, unbudgeted revenue and EBITDA contributions of Shari's Berris,which was acquired in August 2019.

During Fiscal 2020, the Company-wide Actual EBITDA and Revenue Award was 113.0%. The Company-wide Actual Award Multiple for Fiscal 2019, 2018, 2017 and 2016, was 0%, 32.5%, 56.0%, and 103.7%, of the target award, respectively. See “Summary Compensation Table - Non-Equity Incentive Plan Compensation” for payout amounts for Fiscal 2020, Fiscal 2019 and Fiscal 2018.

Long-Term Incentive Equity Awards. In order to structure a long-term incentive program for the Company’s Executive Officers that would tie a significant portion of their compensation to the profitability of the Company, the Compensation Committee designed its long-term incentive equity awards to increase the alignment of the interests of each Executive Officer with those of the stockholders and provide each individual with a significant incentive to manage the Company from the perspective of an owner with an equity stake in the Company.

The grant of an award is set at a level intended to create a meaningful incentive based in part on the Executive Officer’s current position with the Company, the base salary associated with that position, the size of comparable awards made to individuals in similar positions within the industry, and the individual’s personal performance in recent periods. The Compensation Committee also takes into account the number of awards held by the Executive Officer in order to maintain an appropriate level of incentive for that individual. The Compensation Committee has the authority to review extraordinary events that impact the Company’s performance and may adjust the calculation of the number of shares earned under an award by taking into account the effect of any such extraordinary events. The Compensation Committee did not make any adjustments for Fiscal 2020.

In Fiscal 2020, the Compensation Committee approved an equity award grant for management level employees with a grant date of November 5, 2019. This grant was intended to align stockholder interest with the long-term growth of the Company, as well as address employee retention concerns. The Fiscal 2020 performance-based equity award provided the NEOs with the opportunity to earn a maximum of 100% of their target share award for Fiscal 2020 if the Company achieved $91.7 million of Plan EBITDA and 7.4% of Plan Revenue growth, weighted such that 65% of the target share award was tied to achievement of the EBITDA metric, and 35% of the target share award was tied to the revenue growth metric. The award scaled, on a pro-rata basis, to 50% of their target share award if the Company achieved a minimum of 90% of its Fiscal 2020 Plan EBITDA, and 50% of their target share award for Fiscal 2020 if the Company achieved a minimum of 60% of its Plan Revenue growth. In order to be eligible to receive a payout under the revenue growth measure, the minimum EBITDA measure must also be attained.

During Fiscal 2020, the Company achieved 112.6% of its EBITDA metric and 113.8% of its revenue growth metric, with a weighted achievement of 113.0% of the target share award for Fiscal 2020, resulting in a payout of 100.0%. See “Grants of Plan-Based Awards” for disclosures of the threshold, target and maximum shares awarded and the number of shares earned.

Executive Benefits

The Company’s NEOs are eligible for the same level and offering of benefits made available to other employees, including our 401(k) Profit Sharing Plan (which includes a discretionary annual Company contribution), health care plan and other welfare benefit programs. We do not currently maintain any qualified or nonqualified defined benefit pension plans or nonqualified deferred compensation plans for our NEOs, except for the Nonqualified Supplemental Deferred Compensation Plan discussed below.

During Fiscal 2020, the Company offered a Nonqualified Supplemental Deferred Compensation Plan for certain executives. Participants can defer from 1% up to a maximum of 100% of salary and performance and non-performance-based bonuses. Participant contributions are self-directed, and notionally invested in mutual funds, the values of which are measured using quoted market prices. Distributions are made to participants upon termination of employment or death in a lump sum, unless installments are selected. See “Nonqualified Deferred Compensation” for information about the NEOs’ account balances under the Plan.

Perquisites

We do not routinely provide any significant perquisites to our NEOs. Except for Messrs. J. McCann’s and C. McCann’s perquisites, which are disclosed in the Summary Compensation Table, the value of perquisites to each other NEO in Fiscal 2020 did not exceed $10,000.

Severance/Change of Control

We do not maintain any severance or change of control plans or agreements. However, pursuant to the terms of employment agreements and incentive plans, certain NEOs are eligible to receive severance and other benefits in the case of certain termination events and in the case of a change of control. See “Potential Payments upon Termination and Change of Control” below.

Management’s Role in Setting Executive Compensation

Although the Compensation Committee establishes the Company’s compensation philosophy and makes the final determinations on all compensation paid to our Executive Officers, the Chief Executive Officer works closely with the Senior Vice President of Human Resources to develop compensation programs and policies and make recommendations for approval by the Compensation Committee regarding annual adjustments to other Executive Officers’ salaries and incentive award opportunities.

Role of Compensation Consultant

The Compensation Committee has previously retained the services of Mercer to provide specialized information and targeted research, including advising on market compensation data for base salary, bonus targets and long-term incentives, to assist us in the development of compensation and retention strategies. Mercer provided general assistance to our Senior Vice President of Human Resources and the Compensation Committee and does not perform any other services for the Company. For Fiscal 2020, the Company did not receive the services of a compensation consultant.

Compensation Deductibility Policy

Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”) generally places a limit of $1 million on the amount of compensation a public company can deduct in any year for each of its “covered employees” (which, under current law, includes the current and certain former Named Executive Officers). Although the Compensation Committee takes into account the deductibility of compensation as a factor in determining executive compensation, the Compensation Committee believes that its primary responsibility is to provide a compensation program that is designed to attract, retain and reward the executive talent necessary to the success of the Company. Accordingly, the Compensation Committee has retained the discretion to approve compensation that is not deductible under Section 162(m).

Compensation Committee Report

The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis provisions to be included in the Company’s filings pursuant to the Securities Exchange Act of 1934. Based on the reviews and discussions referred to above, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis referred to above be included in such filings.

Compensation Committee

James A. Cannavino, Chairman
Celia R. Brown

Larry Zarin

Notwithstanding any SEC filing by the Company that includes or incorporates by reference other commission filings in their entirety, this Compensation Committee Report shall not be deemed to be “filed” with the SEC, except as specifically provided otherwise therein.

SUMMARY COMPENSATION TABLE

Set forth below is summary compensation information for each person who was: (1) at any time during Fiscal 2020, our Chief Executive Officer or Chief Financial Officer, and (2) at June 28, 2020, one of our three most highly compensated Executive Officers, other than the Chief Executive Officer and the Chief Financial Officer.

				Non-Equity
			Stock	Incentive Plan	All Other
		Salary	Awards (1)	Compensation (2)	Compensation (3)	Total
Name and Principal Position	Year	($)	($)	($)	($)	($)

Christopher G. McCann	2020	$775,000	$968,750	$1,469,400	$22,875	$3,236,025
Chief Executive Officer,	2019	$775,000	$968,750	$875,905	$21,789	$2,641,444
Director and President	2018	$775,000	$697,500	$0	$20,250	$1,492,750

William E. Shea	2020	$541,346	$550,000	$782,100	$750	$1,874,196
Senior Vice President, Treasurer,	2019	$500,000	$628,500	$367,315	$750	$1,496,565
and Chief Financial Officer	2018	$492,308	$596,250	$0	$0	$1,088,558

James F. McCann	2020	$975,000	$731,250	$0	$1,002,098	$2,708,348
Executive Chairman	2019	$975,000	$731,250	$0	$1,001,906	$2,708,156
	2018	$975,000	$731,250	$0	$1,001,035	$2,707,285

Thomas Hartnett	2020	$478,942	$762,250	$608,139	$750	$1,850,081
President, Consumer Floral	2019	$446,635	$538,500	$306,828	$750	$1,292,713
	2018	$421,154	$409,000	$123,583	$0	$953,737

Michael R. Manley (4)	2020	$412,404	$249,000	$393,420	$750	$1,055,574
Senior Vice President,	2019	$392,308	$319,000	$226,040	$750	$938,098
General Counsel, and	2018	$0	$0	$0	$0	$0
Corporate Secretary

(1)

This column shows the aggregate grant date fair value in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718, “Compensation — Stock Compensation,” for all time and performance-based share awards granted in fiscal years 2020, 2019 and 2018. These award fair values have been determined based on the assumptions set forth in Note 13, “Stock Based Compensation” in the Notes to the Consolidated Financial Statements in the Company’s Annual Report on Form 10-K for the fiscal year ended June 28, 2020.

The following amounts represent the grant date fair value of performance-based share awards. Amounts in the “Stock Award” column above reflect the value of performance share awards, determined as of the grant date based upon the probable outcome (which was equal to the “Target” performance) of the performance conditions and is presented below. The value of the performance-based share awards at the grant date assuming the achievement of “Target” performance and “Maximum” value of the performance-based share awards at the grant date assuming the highest level of achievement under the performance conditions is also presented below for comparative purposes.

	Fiscal 2020 (a)
	Estimated Future Payouts Under Performance-Based Equity Incentive Plan Awards
	Target	Maximum
Christopher G. McCann	968,750	$968,750
William E. Shea	550,000	$550,000
James F. McCann	731,250	$731,250
Thomas Hartnett	436,500	$436,500
Michael R. Manley	249,000	$249,000

(a)	See “Compensation Discussion & Analysis—Long-Term Incentive Equity Awards”.

(2)

Non-Equity Incentive Plan Compensation represents cash bonuses described under “Compensation Discussion and Analysis-Elements of Compensation—Annual Cash Incentive and Sharing Success Program.” Where applicable, the annual cash bonuses for operating performances related to, and recorded as compensation expense during Fiscal 2020, 2019 and 2018, were paid during the first quarter of Fiscal 2021, 2020 and 2019, respectively. In the cases of Messrs. C. McCann, Shea, J. McCann and Manley, the Company-wide Actual EBITDA and Revenue Award payout ratio was 189.6%, 113.0% and 0.0%, as applicable, of the target awards during Fiscal 2020, 2019 and 2018, respectively. For Mr. Hartnett, whose performance measures were the aggregate of the achievement of brand-specific and Company-wide Actual EBITDA and Revenue, the payout ratio was 179.1%, 113.6%, and 48.5% of the target awards during Fiscal 2020, 2019, and 2018, respectively.

(3)

Other annual compensation consists of the Company's contribution to a Qualified 401(k) Plan ($750 in Fiscal 2020 and Fiscal 2019, and $0 in Fiscal 2018). Messrs. James McCann and Christopher McCann's other annual compensation, in the form of perquisites and other personal benefits, includes the personal use of a company car, which is calculated by allocating the costs of operating the car between personal and business use, on the basis of miles driven for personal use to total miles driven. In addition, in accordance with Mr. James McCann's employment agreement dated October 4, 2016, Mr. J. McCann is no longer eligible to participate in the Company's non-equity based bonus program, but, on an annual basis, the Company credits an amount equal to Mr. J. McCann's base salary, which in each of Fiscal 2020, 2019 and 2018, amounted to $975,000, to his retirement account under the Company's Nonqualified Supplemental Deferred Compensation Plan. Such amounts are included within all other compensation.

(4)	Mr. Manley joined the Company on July 9, 2018.

GRANTS OF PLAN-BASED AWARDS

The following table sets forth summary information regarding all grants of plan-based awards made to our NEOs for the fiscal year ended June 28, 2020. The compensation plans under which the grants in the following table were made are described in the Compensation Discussion and Analysis section above.

										All Other
										Stock Awards:	Grant Date
				Estimated Future Payouts			Estimated Future Payouts			Number of	Fair Value
			Board of	Under Non-Equity Incentive			Under Equity Incentive			Shares of	of Stock
			Directors	Plan Awards			Plan Awards			Stock or	and Option
		Grant	Approval	Threshold	Target	Maximum	Threshold	Target	Maximum	Units	Awards
Name		Date	Date (1)	($)	($)	($)	(#)	(#)	(#)	(#)	($)

Christopher G. McCann	(2)			$251,875	$775,000	$1,550,000
Chief Executive Officer,	(3)	11/5/2019	6/28/2019				37,174	74,348	74,348		$968,750
Director and President

William E. Shea	(2)			$134,063	$412,500	$825,000
Senior Vice President, Treasurer,	(3)	11/5/2019	6/28/2019				21,105	42,210	42,210		$550,000
and Chief Financial Officer

James F. McCann	(4)			$0	$0	$0
Executive Chairman	(3)	11/5/2019	6/28/2019				28,060	56,120	56,120		$731,250

Thomas Hartnett	(2)			$110,337	$339,500	$678,999
President, Consumer Floral	(3)	11/5/2019	6/28/2019				16,750	33,500	33,500		$436,500
	(5)	11/5/2019	6/28/2019							25,000	$325,750

Michael R. Manley	(2)			$67,438	$207,500	$415,000
Senior Vice President,	(3)	11/5/2019	6/28/2019				9,555	19,110	19,110		$249,000
General Counsel, and
Corporate Secretary

(1)

Equity awards are determined by the Compensation Committee and approved by the Board of Directors, during a meeting, or by written action without a meeting, on or prior to the date of the grant. Pursuant to the guidelines adopted by the Compensation Committee, the grant date is the third business day after the date of the Company’s public disclosure of quarterly financial information (the “grant date”).

(2)

The amounts in this row represent the threshold, target and maximum payout under the annual incentive award administered through the Company’s Sharing Success Program for fiscal year 2020, as approved by the Board of Directors, and as described in the Compensation Discussion and Analysis section. Payout of the annual performance cash incentive, where applicable, was made in September of fiscal year 2021 and is reflected in the Non-Equity Incentive Plan Compensation Column of the fiscal year 2020 Summary Compensation Table above.

(3)

The amounts in this row represent the one-year performance share award threshold, target and maximum payout that could be earned under the Company’s long-term incentive equity awards program as described in the Compensation Discussion and Analysis section. The last column of this row represents the grant date fair value, computed in accordance with FASB ASC Topic 718 based on probable outcome, assuming target. The number of shares earned under the fiscal year 2020 performance plan were as follows:

	Performance Share Awards Earned (#)	Fair Value of Performance Share Awards Earned ($)	Vesting Period

Christopher G. McCann	74,348	$968,754	ratably over 3 years from date of grant
William E. Shea	42,210	$549,996	ratably over 3 years from date of grant
James F. McCann	56,120	$731,244	ratably over 3 years from date of grant
Thomas Hartnett	33,500	$436,505	ratably over 3 years from date of grant
Michael R. Manley	19,110	$249,003	ratably over 3 years from date of grant

(4)

Under the Company’s employment agreement with Mr. J. McCann, he no longer participates in the Company’s non-equity-based bonus program as discussed under “Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table – Employment Agreements” below.

(5)

The amounts in this row represent the time-based award granted to Mr. Hartnett, as described in the Compensation Discussion & Analysis section. Subject to continued employment, the restricted shares will cliff vest three years from the date of grant. The retention award is an equity grant in recognition of Mr. Hartnett’s contributions to the Company. The last column of this row represents the grant date fair value of the restricted stock, computed in accordance with FASB ASC 718.

Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table

Employment Agreements

On October 4, 2016, the Company entered into an employment agreement with Mr. J. McCann (the “JM 2016 Agreement”). Under the JM 2016 Agreement, Mr. J. McCann became the Executive Chairman of the Board, will earn an annual salary of $975,000 and his annual target long-term incentive award value will be 75% of his salary in the form of performance restricted shares under the 2003 Plan. He is no longer eligible to participate in the Company’s bonus program. The Company will also annually credit an amount equal to Mr. J. McCann’s base salary to his retirement account under the Company’s Nonqualified Supplemental Deferred Compensation Plan.

On October 4, 2016, the Company entered into an employment agreement with Mr. C. McCann (the “CM 2016 Agreement” and together with the JM 2016 Agreement, the "2016 Agreements"). Under the CM 2016 Agreement, Mr. C. McCann became Chief Executive Officer (in addition to President and Director) of the Company, is entitled to a minimum annual salary of $775,000, his target annual bonus is 100% of his salary and his target annual long-term incentive award value under the 2003 Plan is equal to 90% of his salary in the form of performance restricted shares. Effective July 2, 2018, the target annual long-term incentive award value under the 2003 Plan was modified to 150% of his salary.

Under the 2016 Agreements, Messrs. J. McCann and C. McCann agreed to extend the period during which they are each restricted from participating in a business competitive to the Company to a period of two years after a voluntary resignation or termination for good cause. Each of these executives is also bound by non-solicitation and confidentiality provisions, which prohibit the executive from, among other things, disseminating or using confidential information about the Company in any way that would be adverse to the Company.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth summary information regarding the outstanding equity awards at June 28, 2020 granted to each of the Company’s Named Executive Officers.

					Number of		Market Value
	Number of				Shares or		of Shares or
	Securities				Units of		Units of
	Underlying		Option		Stock That		Stock That
	Unexercised		Exercise	Option	Have Not		Have Not
	Options (#)		Price	Expiration	Vested		Vested (1)
Name	Exercisable		($/Option)	Date	(#)		($)
	Stock Options				Restricted Stock

Christopher G. McCann					74,348	(2)	$1,477,295
Chief Executive Officer,					51,014	(3)	$1,013,648
Director and President					83,250	(4)	$1,654,178
					41,625	(5)	$827,089
	1,000,000	(6)	$2.63	11/1/2021
	205,000	(7)	$1.79	10/26/2020

William E. Shea					42,210	(2)	$838,713
Senior Vice President and					23,696	(3)	$470,840
Chief Financial Officer					15,000	(8)	$298,050
					25,000	(9)	$496,750

James F. McCann					56,120	(2)	$1,115,104
Executive Chairman					38,507	(3)	$765,134

Thomas Hartnett					33,500	(2)	$665,645
President, Consumer Floral					25,000	(10)	$496,750
					18,957	(3)	$376,676
					15,000	(8)	$298,050
					15,000	(9)	$298,050

Michael R. Manley					19,110	(2)	$379,716
Senior Vice President,					10,532	(3)	$209,271
General Counsel, and					10,000	(8)	$198,700
Corporate Secretary

(1)	Market value is based on the closing price of 1-800-Flowers.com, Inc.’s Class A Common Stock of $19.87 on June 28, 2020.

(2)

Amounts shown represent performance shares that were earned in Fiscal 2020 under the Company’s Long-Term Incentive Equity Award program, based upon achievement of targeted financial performance during Fiscal 2020. See “Compensation Discussion & Analysis – Long-Term Incentive Equity Awards”. These restricted shares vest at a rate of one-third at the completion of each year of service following the November 5, 2019 grant date.

(3)

Amounts shown represent performance shares that were earned in Fiscal 2019 under the Company’s Long-Term Incentive Equity Awards program, based upon achievement of targeted financial performance during Fiscal 2019. These restricted shares vest at a rate of one-third at the completion of each year of service following the November 6, 2018 grant date.

(4)	Restricted shares vesting ratably over the 8 years of service following the November 1, 2013 grant date.

(5)	Restricted shares vest ratably over the 8 years of service following the October 30, 2012 grant date.

(6)	Options become exercisable ratably over the 8 years of service following the November 1, 2011 grant date.

(7)	Options become exercisable ratably over the 8 years of service following the October 26, 2010 grant date.

(8)

Represents equity awards under the Company’s Long-Term Incentive Equity Awards program. These restricted share awards cliff vest at the completion of three years of service following the August 28, 2018 grant date.

(9)

Represents equity awards under the Company’s Long-Term Incentive Equity Awards program. These restricted share awards cliff vest at the completion of three years of service following the August 29, 2017 grant date.

(10)

Represents equity awards under the Company’s Long-Term Incentive Equity Awards program. These restricted share awards cliff vest at the completion of three years of service following the November 5, 2019 grant date.

Option Exercises and Stock Vested

The following table sets forth all stock option exercises and vesting of stock awards for each of the Company’s Named Executive Officers during the fiscal year ended June 28, 2020.

	Option Awards		Stock Awards
	Number of Shares	Value Realized on	Number of Shares	Value Realized on
	Acquired on Exercise	Exercise (1)	Acquired on Vesting	Vesting (2)
Name	(#)	($)	(#)	($)

Christopher G. McCann	125,000	2,081,136	116,389	1,553,883
Chief Executive Officer,
Director and President

William E. Shea	-	-	15,049	198,256
Senior Vice President and
Chief Financial Officer

James F. McCann	-	-	27,256	359,424
Executive Chairman

Thomas Hartnett	-	-	12,105	159,480
President, Consumer Floral

Michael R. Manley	-	-	-	-
Senior Vice President,
General Counsel, and
Corporate Secretary

(1)

The value realized on exercise equals the difference between the option exercise price and the market value of 1-800-Flowers.com, Inc.’s Class A Common Stock on the date of exercise, multiplied by the number of shares for which the option was exercised.

(2)	The value realized on vesting equals the market value of 1-800-Flowers.com, Inc.’s Class A Common Stock on the vesting date, multiplied by the number of shares that vested.

Equity Compensation Plan Information

The following table displays certain information regarding our equity compensation plans at June 28, 2020:

	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Plan category	(a)	(b)	(c)

Equity compensation plans approved by security holders	1,230,000	$2.77	1,004,599

Equity compensation plans not approved by security holders	0	$0.00	0
Total	1,230,000	$2.77	1,004,599

Securities set forth under “Equity compensation plans approved by security holders” are to be issued, or available for issuance, under the 2003 Plan.

Nonqualified Deferred Compensation

During Fiscal 2020, the Company offered a Nonqualified Supplemental Deferred Compensation Plan for certain executives. Participants can defer from 1% up to a maximum of 100% of salary and performance and non-performance-based bonuses. Distributions are made to participants upon termination of employment or death in a lump sum, unless installments are selected. Increases or decreases in account balances reflect a notional investment in one or more mutual funds selected by the participants.

				Aggregate	Aggregate
	Executive	Registrant	Aggregate	Withdrawals/	Balance
	Contributions	Contributions	Earnings	Distributions	at Last
	in Last FY	in Last FY (1)	in Last FY	in Last FY	FYE (1)
Name	($)	($)	($)	($)	($)

Christopher G. McCann	$406,475		$(36,779)	$(4,159)	$1,004,695
Chief Executive Officer
Director and President

William E. Shea	$145,200		$1,941		$416,670
Senior Vice President and
Chief Financial Officer

James F. McCann	$11,240	$952,088	$222,480	$(8,241)	$10,289,542
Executive Chairman

Thomas Hartnett	$120,875		$918		$352,613
President, Consumer Floral

Michael R. Manley	$0	$0	$0		$0
Senior Vice President,
General Counsel, and
Corporate Secretary

(1)

Contributions made by the Company and NEOs are reported as NEO compensation in the Summary Compensation Table. The registrant contribution for Mr. J. McCann was recorded as compensation expense during Fiscal 2020, and is included in both the Registrant Contributions and the Aggregate Balance at Last FYE in the table above, but was paid into the Nonqualified Supplemental Deferred Compensation Plan during the first quarter of Fiscal 2021. The amount in the ‘Aggregate Balance at Last FYE' column includes $798,000 for Mr. C. McCann, $292,000 for Mr. Shea, $7,026,000 for Mr. J. McCann and $261,000 for Mr. Hartnett, in each case, that was reported as compensation for the NEO in the Summary Compensation Table for prior years.

Potential Payments upon Termination and Change OF Control

The Company does not have a formalized severance policy. In accordance with the 2003 Plan, in the event of a Change of Control, as defined in the 2003 Plan, all outstanding Awards, pursuant to which a Participant may have rights the exercise of which is restricted or limited, shall automatically become fully exercisable immediately prior to the time of the Change of Control and all performance criteria and other conditions shall be deemed to be achieved or fulfilled and shall be waived by the Company immediately prior to the time of the Change of Control so that the shares of stock subject to the Award will be entitled to participate in the Change of Control transaction.

In addition, as disclosed in “Potential Payments Upon Termination and Change of Control”, certain executives within the Company have individual employment agreements that contain negotiated provisions that trigger payments or provision of benefits upon termination. Payment and benefit levels under the various circumstances that trigger payments or provision of benefits upon termination for Messrs. James McCann and Christopher McCann were calculated and presented in accordance with the provisions of their respective employment agreements. For Fiscal 2020, potential payments under the circumstances triggered upon termination or change of control did not have a material impact on the Compensation Committee’s evaluation of all other elements of compensation or total compensation.

The following table sets forth the potential payments to our NEOs under existing agreements, plans or arrangements, for various scenarios involving a change of control or termination of employment, assuming a June 28, 2020 termination date and change of control date, as applicable, and using the closing price of the Company’s Class A Common Stock on June 28, 2020 ($19.87). Pursuant to the terms of the Sharing Success Program, the amounts shown do not include the Non-Equity Incentive Plan Awards that were earned as of June 28, 2020. The amounts shown also do not include the value of NEOs’ unexercised, vested stock options reported under “Outstanding Equity Awards at Fiscal Year-End” or account balances under the Company’s Nonqualified Supplemental Deferred Compensation Plan reported under “Nonqualified Deferred Compensation” above. The exact amount of payments and benefits that would be provided can only be determined at the actual time of the NEO’s separation from the Company or, if applicable, a change in control.

Christopher G. McCann

	Triggering Event
Estimated Potential Payment or Benefit	Change of Control	Termination Without Cause/ Resignation for Good Reason (per Employment Agreement)	Death/ Disability

Lump sum cash severance payment (1)	$4,875,000	$4,875,000	$0
Accelerated vesting of restricted shares (2)	0	0	0
Accelerated vesting of performance shares (3)	4,972,209	0	4,972,209
Continuing health and welfare benefits for five years (4)	146,952	146,952	0
Total	$9,994,161	$5,021,952	$4,972,209

1

William E. Shea

	Triggering Event
Estimated Potential Payment or Benefit	Change of Control	Termination Without Cause	Death/ Disability

Lump sum cash severance payment (5)	$507,692	$507,692	$0
Accelerated vesting of restricted shares (2)	794,800	0	0
Accelerated vesting of performance shares (3)	1,309,552	0	1,309,552
Continuing health and welfare benefits (4)	0	0	0
Total	$2,612,045	$507,692	$1,309,552

James F. McCann
	Triggering Event
Estimated Potential Payment or Benefit	Change of Control	Termination Without Cause/ Resignation for Good Reason (per Employment Agreement)	Death/ Disability

Lump sum cash severance payment (6)	$7,375,000	$7,375,000	$0
Accelerated vesting of restricted shares (2)	0	0	0
Accelerated vesting of performance shares (3)	1,880,238	0	1,880,238
Continuing health and welfare benefits for five years (4)	106,416	106,416	0
Total	$9,361,654	$7,481,416	$1,880,238

2

Thomas Hartnett
	Triggering Event
Estimated Potential Payment or Benefit	Change of Control	Termination Without Cause	Death/ Disability

Lump sum cash severance payment (7)	$485,000	$485,000	$0
Accelerated vesting of restricted shares (2)	1,092,850	0	0
Accelerated vesting of performance shares (3)	1,042,321	0	1,042,321
Continuing health and welfare benefits (4)	0	0	0
Total	$2,620,170	$485,000	$1,042,321

Michael R. Manley
	Triggering Event
Estimated Potential Payment or Benefit	Change of Control	Termination Without Cause	Death/ Disability

Lump sum cash severance payment (8)	$25,000	$25,000	$0
Accelerated vesting of restricted shares (2)	198,700	0	0
Accelerated vesting of performance shares (3)	588,987	0	588,987
Continuing health and welfare benefits (4)	0	0	0
Total	$812,687	$25,000	$588,987

________________

(1)

Mr. Christopher McCann is entitled to severance pursuant to his employment agreement which entitles him to $1,000,000, plus the base salary payable to him for the then remaining duration of the term of his contract. As of June 28, 2020, Mr. C. McCann’s base salary was $775,000, and his employment agreement provided for a remaining term of five years.

(2)

The value of accelerated unvested restricted shares was calculated using the closing price of the Company’s Class A Common Stock on June 28, 2020 ($19.87). Refer to the column titled “Market Value of Shares or Units of Stock that Have Not Vested” within the “Outstanding Equity Awards at Fiscal Year End” table.

(3)

The value of accelerated unvested performance shares was calculated using the closing price of the Company’s Class A Common Stock on June 28, 2020 ($19.87). Refer to the column titled “Market Value of Shares or Units of Stock that Have Not Vested” within the “Outstanding Equity Awards at Fiscal Year End” table.

3

(4)

Represents the estimated cost of paying for continuing medical, dental, life and long-term disability for five years. The amounts for medical and dental insurance coverage are based on rates charged to the Company’s employees for post-employment coverage provided in accordance with the Consolidated Omnibus Reconciliation Act of 1985, or COBRA. The costs of providing the other insurance coverage are based on quoted amounts for 2020, adjusted by a 7.5% inflation factor, compounded annually.

(5)

Mr. Shea does not have an employment agreement. Absent any special arrangements approved by the Compensation Committee or the Board of Directors, for purposes of this computation, Mr. Shea was deemed to receive two weeks of severance for each completed year of service with the Company. As of June 28, 2020, Mr. Shea’s base salary was $550,000.

(6)

Mr. James McCann is entitled to severance pursuant to his employment agreement which entitles him to $2,500,000, plus the base salary payable to him for the then remaining duration of the term of his contract. As of June 28, 2020, Mr. McCann’s base salary was $975,000, and his employment agreement provided for a remaining term of five years.

(7)

Mr. Hartnett does not have an employment agreement. Absent any special arrangements approved by the Compensation Committee or the Board of Directors, for purposes of this computation, Mr. Hartnett was deemed to receive two weeks of severance for each completed year of service with the Company. As of June 28, 2020, Mr. Hartnett’s base salary was $485,000.

(8)

Mr. Manley does not have an employment agreement. Absent any special arrangements approved by the Compensation Committee or the Board of Directors, for purposes of this computation, Mr. Manley was deemed to receive two weeks of severance for each completed year of service with the Company. As of June 28, 2020, Mr. Manley’s base salary was $415,000.

The above table does not include payments and benefits to the extent they are provided on a non-discriminatory basis to salaried employees generally upon termination of employment, such as 401(k) plan vested benefits and earned but unused vacation.

4

Employment Agreements

The employment agreements of James F. McCann and Christopher G. McCann provide for certain payments in the event of termination of employment.

James F. McCann

Upon termination without Good Cause (as defined in the JM 2016 Agreement) or resignation by Mr. McCann for Good Reason (as defined in the JM 2016 Agreement), within sixty days following the termination date, Mr. McCann is entitled to severance pay in the amount of $2,500,000 plus the base salary otherwise payable to him for the balance of the then current employment term and any base salary, bonuses, vacation and unreimbursed expenses accrued but unpaid as of the termination date, and health and life insurance coverage for himself and his dependents for the balance of the then current employment term. Upon termination for Good Cause, voluntary resignation without Good Reason or termination due to death, Mr. McCann is not entitled to any compensation from the Company, except for the payment of any base salary, bonuses, benefits or unreimbursed expenses accrued but unpaid as of the termination date. As discussed above, Mr. McCann is restricted from participating in a competitive business for a period of two years after a voluntary resignation or termination for Good Cause. He is also bound by confidentiality provisions, which prohibit him from, among other things, disseminating or using confidential information about the Company in any way that would be adverse to the Company.

Christopher G. McCann

Upon termination without Good Cause (as defined in the CM 2016 Agreement) or resignation by Mr. McCann for Good Reason (as defined in the CM 2016 Agreement), within sixty days following the termination date, Mr. McCann is entitled to severance pay in the amount of $1,000,000 plus the base salary otherwise payable to him for the balance of the then current employment term and any base salary, bonuses, vacation and unreimbursed expenses accrued but unpaid as of the termination date, and health and life insurance coverage for himself and his dependents for the balance of the then current employment term. Upon termination for Good Cause, voluntary resignation without Good Reason or termination due to death, Mr. McCann is not entitled to any compensation from the Company, except for the payment of any base salary, bonuses, benefits or unreimbursed expenses accrued but unpaid as of the termination date. As discussed above, Mr. McCann is restricted from participating in a competitive business for a period of two years after a voluntary resignation or termination for Good Cause. He is also bound by confidentiality provisions, which prohibit him from, among other things, disseminating or using confidential information about the Company in any way that would be adverse to the Company.

2003 Long Term Incentive and Share Award Plan

The 2003 Plan provides that, unless otherwise provided by the Compensation Committee at the time of the award grant, in the event of a change of control, (i) all outstanding awards pursuant to which the participant may have rights the exercise of which is restricted or limited, shall become fully exercisable immediately prior to the time of the change of control so that the shares subject to the award will be entitled to participate in the change of control transaction, and (ii) unless the right to lapse of restrictions or limitations is waived or deferred by a participant prior to such lapse, all restrictions or limitations (including risks of forfeiture and deferrals) on outstanding awards subject to restrictions or limitations under the 2003 Plan shall lapse, and all performance criteria and other conditions to payment of awards under which payments of cash, shares or other property are subject to conditions shall be deemed to be achieved or fulfilled and shall be waived by the Company immediately prior to the time of the change of control so that the shares subject to the award will be entitled to participate in the change of control transaction.

5

Executive Pay Ratio

In accordance with the SEC rules, we are providing the ratio of the annual total compensation of our CEO to the annual total compensation of our median associate, which is a reasonable estimate calculated in a manner consistent with SEC rules, based on our payroll and employment records. We used the same median associate for 2020 as we did in 2019, as there has been no change in our employee population or employee compensation arrangements that we believe would significantly impact the pay ratio disclosure.

For Fiscal 2020, Mr. McCann’s annual total compensation was $3,236,025, annual total compensation of our Median Employee was $27,764, and the ratio of those amounts is 117 to 1. For purposes of identifying the Median Employee last year, we took into account salary, bonus, and grant date fair value of restricted stock awards granted during Fiscal 2019 for all our employees as of July 1, 2019. We annualized this compensation for employees who did not work the entire year, except for employees designated as seasonal or temporary.

6

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information with respect to beneficial ownership of the Company’s Class A common stock (excluding unvested restricted shares) and Class B Common Stock, as of October 13, 2020, or as of the dates referenced below for (i) each person known by the Company to beneficially own more than 5% of each class; (ii) each Director; (iii) each Named Executive Officer; and (iv) all of the Company’s Directors and Executive Officers as a group. Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. Unless otherwise indicated, the address for those listed below is c/o 1-800-FLOWERS.COM, Inc., One Old Country Road, Suite 500, Carle Place, NY 11514. Except as indicated by footnote, and subject to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them. The number of shares of Common Stock outstanding used in calculating the percentage for each listed person includes the shares of Common Stock underlying options held by such persons that are exercisable within 60 days of October 13, 2020, but excludes shares of Common Stock underlying options held by any other person as well as shares of Class A Common Stock that may be acquired upon the conversion of Class B Common Stock into Class A Common Stock (Class B Common Stock is convertible at any time at the option of the holder into Class A Common Stock on a one-to-one basis and is entitled to ten votes for each share). Percentage of beneficial ownership is based on 36,109,273 shares of Class A Common Stock (excluding unvested restricted shares) and 28,358,614 shares of Class B Common Stock outstanding as of October 13, 2020.

	Shares		% of Shares
	Beneficially Owned		Beneficially Owned
	A Shares	B Shares	A Shares	B Shares
Name
5% Stockholders:

Dimensional Fund Advisors LP (1)	2,554,772	—	7.1%	—
BlackRock, Inc. (2)	2,468,683	—	6.8%	—
Aristotle Capital Boston, LLC (3)	2,444,350	—	6.8%
McCann Family Group (4)	10,392,136	6,725,640	27.9%	23.7%
Erin McCann 2005 Trust (4) (5)	2,217,923	—	6.1%	—
James McCann 2005 Trust (4) (6)	2,217,923	—	6.1%	—
Matthew McCann 2005 Trust (4) (7)	2,217,922	—	6.1%	—
The McCann Family Limited Partnership (4) (8)	—	2,000,000	—	7.1%
The 1999 McCann Family Limited Partnership (4) (9)	—	3,875,000	—	13.7%
James F. McCann, III (4) (10)	—	3,875,000	—	13.7%

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Directors, not including Executive Chairman and CEO:
Geralyn R. Breig	31,834	—	0.1%	—
Celia R. Brown	10,562	—	*	—
James A. Cannavino	72,987	—	0.2%	—
Eugene F. DeMark	22,971	—	0.1%	—
Leonard J. Elmore	41,791	—	0.1%	—
Adam Hanft	2,224	—	*	—
Sean Hegarty	18,115	—	0.1%	—
Katherine Oliver	13,978	—	*	—
Larry Zarin	34,471	—	0.1%	—

Named Executive Officers:
James F. McCann (11)	348,715	21,618,834	1.0%	76.2%
William E. Shea	255,513	—	0.7%	—
Christopher G. McCann (4) (12)	3,738,368	6,725,640	10.1%	23.7%
Thomas Hartnett	117,970	—	0.3%	—
Michael R. Manley	3,478	—	*	—

Directors and Executive Officers as a Group (17 persons) (13)	4,715,136	28,344,474	12.7%	100.0%

_________________________

*     Indicates less than 0.1%.

(1)

This information is based on the Schedule 13G Amendment No. 7 filed by Dimensional Fund Advisors LP with the SEC on February 12, 2020 for shares held on December 31, 2019. According to the Schedule 13G, Dimensional Fund Advisors LP may be deemed to have sole voting power with respect to 2,451,878 shares of Class A Common Stock and sole dispositive power with respect to 2,554,772 shares of Class A Common Stock. According to the Schedule 13G, Dimensional Fund Advisors LP, an investment adviser registered under Section 203 of the Investment Advisors Act of 1940, furnishes investment advice to four investment companies registered under the Investment Company Act of 1940, and serves as investment manager or sub-advisor to certain other commingled funds, group trusts and separate accounts (such investment companies, trust and accounts, collectively referred to as the “Funds”). In certain cases, subsidiaries of Dimensional Fund Advisors LP may act as an adviser or sub-adviser to certain Funds. In its role as investment advisor, sub-adviser and/or manager, Dimensional Fund Advisors LP or its subsidiaries (collectively, “Dimensional”) may possess voting and/or investment power over the securities of the Company that are owned by the Funds, and may be deemed to be the beneficial owner of the shares of the Company held by the Funds. However, all securities reported in the Schedule 13G are owned by the Funds. Dimensional disclaims beneficial ownership of such securities. In addition, the Schedule 13G provides that the filing of the Schedule 13G shall not be construed as an admission that the reporting person or any of its affiliates is the beneficial owner of any securities covered by the Schedule 13G for any other purposes than Section 13(d) of the Exchange Act. The address of Dimensional Fund Advisors LP is Building One, 6300 Bee Cave Road, Austin, Texas 78746.

(2)

This information is based on the Schedule 13G Amendment No. 1 filed with the SEC by BlackRock, Inc. on February 5, 2020 for shares held on December 31, 2019. According to the Schedule 13G, the reporting person has sole voting power with respect to 2,334,399 shares of Class A Common Stock and sole dispositive power with respect to 2,468,683 shares of Class A Common Stock. The address of BlackRock, Inc. is 55 East 52nd Street, New York, New York 10055.

(3)

This information is based on the Schedule 13G filed with the SEC by Aristotle Capital Boston, LLC on February 14, 2020 for shares held on December 31, 2019. According to the Schedule 13G, the reporting person is deemed to have sole voting power with respect to 1,682,229 shares of Class A Common Stock and is deemed to have sole dispositive power with respect to 2,444,350 shares of Class A Common Stock. The address of Aristotle Capital Boston, LLC is One Federal Street, 36th Floor, Boston, Massachusetts 02110.

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(4)

Certain members of the McCann family, partnerships and trusts have formed a “group” for purposes of Section 13D of the Securities Exchange Act. The members of this Group (the “Group Members”) are: (i) Christopher G. McCann, (A) individually, (B) as trustee of each of (1) The James F. McCann 2012 Family Trust – Portion I (the “2012 Portion I Trust”) and (2) The James F. McCann 2012 Family Trust – Portion II (the “2012 Portion II Trust” and, together with the 2012 Portion I Trust , the “2012 Trusts”), (C) as sole general partner of The McCann Family Limited Partnership (the “1996 Family Partnership”), (D) as a Director and President of Public Flowers, Inc. (“Public”), which is the sole general partner of The 1999 McCann Family Limited Partnership (the “1999 Family Partnership” and, together with the 1996 Family Partnership, the “Family Partnerships”), and (E) as sole trustee of the Marylou McCann 1999 Trust u/a/d July 6, 1999 (the “Marylou McCann Trust”), which is the sole stockholder of Public; (ii) the Erin McCann 2005 Trust (the “Erin McCann Trust”), (iii) the James McCann 2005 Trust (the “James McCann Trust”), (iv) the Matthew McCann 2005 Trust (the “Matthew McCann Trust” and collectively with the Erin McCann Trust and the James McCann Trust, the “Children’s Trusts”); (v) the 2012 Portion I Trust, (vi) the 2012 Portion II Trust, (vii) The 1996 Family Partnership; (viii) the 1999 Family Partnership; (ix) Public; (x) the Marylou McCann Trust; and (xi) James F. McCann, III, (A) individually, and (B) as a Director of Public. The Group Members may be deemed to beneficially own an aggregate of 10,392,136 shares of Class A Common Stock representing 27.9% of the Class A Common Stock (which number includes 1,083,173 shares of Class A Common Stock issuable upon exercise of stock options exercisable within 60 days of the date of this filing) and 6,725,640 shares of Class B Common Stock representing 23.7% of the Class B Common Stock. Group Members in the aggregate may be deemed to have the current shared power to vote or direct the vote of 10,392,136 shares of Class A Common Stock and to dispose of or direct the disposition of 10,392,136 shares of Class A Common Stock and to vote or direct the vote of 6,725,640 shares of Class B Common Stock and to dispose of or direct the disposition of 6,725,640 shares of Class B Common Stock because of the terms of the Stockholders’ Agreement (as defined below). The 2012 Portion I Trust may be deemed to have the current shared power to vote or direct the vote of 1,309,813 shares of Class A Common Stock and dispose of or direct the disposition of 1,309,813 shares of Class A Common Stock. The 2012 Portion II Trust may be deemed to have the current shared power to vote or direct the vote of 43,710 shares of Class A Common Stock and dispose of or direct the disposition of 43,710 shares of Class A Common Stock. Each of the Group Members disclaims beneficial ownership of the securities held by the other Group Members and the numbers shown for each Group Member excludes securities held by the other Group Members.

(5)

The Erin McCann 2005 Trust may be deemed to have the current shared power to vote or direct the vote of 2,217,923 shares of Class A Common Stock and to dispose of or direct the disposition of 2,217,923 shares of Class A Common Stock.

(6)

The James McCann 2005 Trust may be deemed to have the current shared power to vote or direct the vote of 2,217,923 shares of Class A Common Stock and to dispose of or direct the disposition of 2,217,923 shares of Class A Common Stock.

(7)

The Matthew McCann 2005 Trust may be deemed to have the current shared power to vote or direct the vote of 2,217,922 shares of Class A Common Stock and to dispose of or direct the disposition of 2,217,922 shares of Class A Common Stock.

(8)

The 1996 Family Partnership may be deemed to have the current shared power to vote or direct the vote of 2,000,000 shares of Class B Common Stock and to dispose of or direct the disposition of 2,000,000 shares of Class B Common Stock.

(9)

The 1999 Family Partnership, Public Flowers, Inc., as sole general partner of the 1999 Family Partnership, and The Marylou McCann 1999 Trust u/a/d July 6, 1999, as the sole stockholder of Public, may each be deemed to have the current shared power to vote or direct the vote of 3,875,000 shares of Class B Common Stock and to dispose of or direct the disposition of 3,875,000 shares of Class B Common Stock. Public and the Marylou McCann Trust each disclaim beneficial ownership of 3,875,000 shares of Class B Common Stock.

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(10)

James F. McCann, III may be deemed to have the current shared power to vote or direct the vote of 3,875,000 shares of Class B Common Stock and to dispose of or direct the disposition of 3,875,000 shares of Class B Common Stock. Consists of shares beneficially owned by the 1999 Family Partnership. James F. McCann, III disclaims beneficial ownership of 3,875,000 shares of Class B Common Stock.

(11)

James F. McCann has the current sole power to vote and dispose of 312,003 shares of Class A Common Stock and 21,618,834 shares of Class B Common Stock and may be deemed to have the current shared power to vote or direct the vote and to dispose of or direct the disposition of 36,712 shares of Class A Common Stock. Includes (i) 480 shares beneficially owned by James F. McCann’s spouse, Marylou McCann, and (ii) 36,232 shares beneficially owned by the Foundation, of which James F. McCann is a Director and the President. James F. McCann disclaims beneficial ownership of 312,003 shares of Class A Common Stock.

(12)

Christopher G. McCann may be deemed to have the current sole power to vote and dispose of 2,348,613 shares of Class A Common Stock (including 1,083,173 shares of Class A Common Stock that may be acquired through the exercise of stock options) and 850,640 shares of Class B Common Stock and may be deemed to have the current shared power to vote or direct the vote and to dispose of or direct the disposition of 1,389,755 shares of Class A Common Stock and to vote or direct the vote and to dispose of or direct the disposition of 5,875,000 shares of Class B Common Stock and to dispose of or direct the disposition of 5,875,000 shares of Class B Common Stock.  Includes (i) shares beneficially owned by the Family Partnerships and the 2012 Trusts, and (ii) 36,232 shares beneficially owned by The McCann Charitable Foundation, Inc., of which Christopher G. McCann is a Director and the Treasurer. Christopher G. McCann disclaims beneficial ownership of 1,353,523 shares of Class A Common Stock and 5,875,000 shares of Class B Common Stock.

(13)	Includes 1,083,173 shares of Class A Common stock that may be acquired through the exercise of stock options.

Each of the Group Members other than Public and the Marylou McCann Trust, and Marylou McCann, Erin Lenehan McCann and Matthew McCann executed the McCann Family Stockholders’ Agreement dated as of July 18, 2017 (the “Stockholders’ Agreement”), which was filed as Exhibit 3 to the Schedule 13D filed by the Group Members with the SEC on July 27, 2017, as amended effective May 1, 2019, which was filed as Exhibit 6 to the Schedule 13D in Amendment No. 2 to the Schedule 13D filed with the SEC on September 22, 2020.

Under the Stockholders’ Agreement, the Children’s Trusts, the 2012 Trusts, and the Family Partnerships (collectively with each person that acquires Class A Common Stock or Class B Common Stock and becomes a party to the Stockholders’ Agreement, the “Stockholders”) have agreed to vote as a group with respect to any matter on which any of the shares of Common Stock held by them are entitled to vote. In the case of the 1996 Family Partnership, such agreement applies only to that percentage of the shares owned by the partnership that represents ownership interests other than the limited partnership interest of Christopher G. McCann.

Decisions on how the Stockholders will vote with respect to their shares of Common Stock will be made in accordance with the determination of the McCann Family Committee. The McCann Family Committee consists of Marylou McCann, Christopher G. McCann and the three children of James F. McCann and Marylou McCann: Erin Moore Lenehan, James F. McCann, III, and Matthew E. McCann. The McCann Family Committee generally acts by vote of a majority of the members, except in respect of a Change in Control (as defined in the Stockholders’ Agreement) of the Company. The prior approval of at least 75% of the members of the McCann Family Committee is required for any disposition that will result in a Change in Control.

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Subject to the other transfer provisions, if a Stockholder proposes to sell any shares of Common Stock to a person other than a Permitted Transferee (as defined in the Stockholders’ Agreement), the other Stockholders will have a right of first refusal to buy such shares and, if the other Stockholders do not elect to purchase all such shares, the members of the McCann Family Committee shall have the right to purchase the remaining shares.

The prior approval by a majority of the McCann Family Committee members is required for any gift or bequest by any Stockholder of shares of Class A Common Stock to anyone other than a Permitted Transferee and of shares of Class B Common Stock to anyone other than an Affiliate (as defined in the Stockholders’ Agreement).

The foregoing summary of the Stockholders’ Agreement does not purport to be complete and is qualified in its entirety by reference to the Stockholders’ Agreement.

Certain Business Relationships with Directors and Officers

The Company has a policy providing that all material transactions between it and one or more of its Directors, Executive Officers, nominees for Director or a member of their immediate families must be approved either by a majority of the disinterested members of the Board or by the stockholders of the Company.

While the policy is not in writing, the Company’s legal and finance staff is primarily responsible for the development and implementation of processes and controls to obtain information from the Directors and Executive Officers with respect to related person transactions and for then determining, based on the facts and circumstances, whether the Company or a related person has a direct or indirect material interest in the transaction. This includes inquiries of its Directors and Executive Officers, as well as a questionnaire that Directors and Executive Officers are required to complete periodically. In determining whether to approve or ratify a related party transaction, the disinterested members of the Board will consider the relevant facts and circumstances, which may include the relationship of the individual with the Company, the materiality of the transaction to the Company and the individual, and the business purpose and reasonableness of the transaction.  As required under SEC rules, transactions that are determined to be directly or indirectly material to the Company or a related person, are disclosed in the Company’s proxy statement. The Company considers individual transactions, or any series of transactions which, in the aggregate exceed $120,000, to be material and requiring of disclosure.

Below are the transactions in which, to the Company’s knowledge, the Company was or is a party, in which the amount involved exceeded $120,000, and in which any Director, Director nominee, Executive Officer, holder of more than 5% of the Common Stock or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest.

Julie Mulligan, the sister of Directors and Executive Officers, James F. McCann and Christopher G. McCann, is employed as a Lifestyle and Floral Expert. Ms. Mulligan’s compensation was unanimously approved by the Independent Directors of the Board. Ms. Mulligan’s earned $160,000 in Fiscal 2020. Ms. Mulligan was not eligible to receive a bonus under the Company’s annual incentive plan (“Sharing Success Program”) for Fiscal 2020.

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James F. McCann III, the son of Executive Chairman James F. McCann and nephew of Director, CEO and President Christopher G. McCann, is employed as a Director, Enterprise Strategy and Business Development. Mr. McCann’s compensation was unanimously approved by the Independent Directors of the Board. Mr. McCann earned $128,526 in Fiscal 2020 and received a $48,758 bonus under the Sharing Success Program for Fiscal 2020.

As of September 9, 2019, Jenna Messer, the daughter of Director, CEO and President Christopher G. McCann and niece of Executive Chairman James F. McCann, is employed as a Director, Customer Experience. Ms. McCann’s compensation was unanimously approved by the Independent Directors of the Board. Ms. McCann’s base salary is $175,000 and received a $64,005 bonus under the Sharing Success Program for Fiscal 2020.

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October 26, 2020

To the Board of Directors
of 1-800-FLOWERS.COM, INC. (the “Company”):

We, the members of the Audit Committee, assist the Board of Directors in its oversight of the Company’s financial accounting, reporting and controls. We also evaluate the performance and independence of the Company’s independent registered public accounting firm. We operate under a written charter that both the Board and we have approved. A current copy of the Audit Committee charter can be found on the Company’s website located at www.1800flowers.com under the Investor Relations section of the website.

The Board annually reviews the NASDAQ listing standards definition of independence for audit committee members and has determined that each member of the Audit Committee meets that standard. In addition, although the Board has determined that each of the members of the Audit Committee meets NASDAQ regulatory requirements for financial literacy and that Eugene F. DeMark is an “audit committee financial expert,” as defined by Commission rules, and is financially sophisticated under NASDAQ requirements, we would like to remind our stockholders that we are not professionally engaged in the practice of auditing or accounting and are not technical experts in auditing or accounting.

The Company’s management is responsible for the preparation, presentation and integrity of the Company’s consolidated financial statements, including setting the accounting and financial reporting principles and designing the Company’s system of internal control over financial reporting and disclosure controls and procedures designed to ensure compliance with accounting standards, applicable laws and regulations. The Company’s management is responsible for objectively reviewing and evaluating the adequacy, effectiveness and quality of the Company’s system of internal control. The Company’s independent registered public accounting firm, BDO USA, LLP (“BDO”), is responsible for performing an independent audit of the consolidated financial statements and expressing an opinion on the conformity of those financial statements with accounting principles generally accepted in the United States. The independent registered public accounting firm is also responsible for expressing opinions on the effectiveness of the Company’s internal control over financial reporting as well as management’s assessment thereof. Although the Board is the ultimate authority for effective corporate governance, including oversight of the management of the Company, the Audit Committee’s purpose is to assist the Board in fulfilling its responsibilities by overseeing these processes, as well as overseeing the qualifications and performance of the Company’s independent registered public accounting firm.

The Audit Committee has policies and procedures that require the pre-approval by the Audit Committee of all fees paid to, and all services performed by, the Company’s independent registered public accounting firm. Annually, the Audit Committee approves the proposed services, including the nature, type and scope of service contemplated and the related fees, to be rendered by the firm during the year. In addition, Audit Committee pre-approval is also required for those engagements that may arise during the course of the year that are outside the scope of the initial services and fees approved by the Audit Committee. For each category of proposed service, the independent accounting firm is required to confirm that the provision of such services does not impair their independence. Pursuant to the Sarbanes-Oxley Act of 2002, the fees and services provided (as noted in the table below) were authorized and approved by the Audit Committee in compliance with the pre-approval policies and procedures described herein.

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We reviewed and discussed the audited consolidated financial statements and related footnotes for the fiscal year ended June 28, 2020 with management and the independent registered public accounting firm. Management represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with generally accepted accounting principles. We also discussed with the independent registered public accounting firm the matters required to be discussed by Public Company Accounting Oversight Board No. 1301. We received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firms’ communications with the Audit Committee concerning independence, and discussed with BDO their independence. This review included a discussion with management and the independent registered public accounting firm of the quality (and not merely the acceptability) of the Company’s accounting principles, the reasonableness of significant estimates and judgments, and the disclosures in the Company’s Financial Statements, including the disclosures relating to critical accounting policies.

Based on the reports, discussions and reviews described in this report, we recommended to the Board of Directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended June 28, 2020, for filing with the Securities and Exchange Commission.

Audit Committee
Eugene F. DeMark (Chairman)
Geralyn R. Breig

Sean Hegarty

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PROPOSAL 2

RATIFICATION OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

Upon the recommendation of the Audit Committee, the Board of Directors has appointed BDO USA, LLP (“BDO”) to serve as the Company’s independent registered public accounting firm for the fiscal year ending June 27, 2021, and the Board is asking stockholders to ratify such selection at the Annual Meeting. The stockholders’ ratification of the appointment of BDO will not impact the Audit Committee’s responsibility pursuant to its charter, to appoint, replace and discharge the independent auditors. In the event the stockholders fail to ratify this selection, the matter of the selection of independent auditors will be reconsidered by the Board of Directors.

We are not required to submit the appointment of BDO for ratification by our stockholders. However, we are doing so as a matter of good corporate practice. If the stockholders do not ratify the appointment of BDO, the Audit Committee may reconsider its decision. In any case, our Audit Committee may, in its discretion, appoint a new independent registered public accounting firm at any time during the year if it believes that such change would be in the Company’s best interest and the best interest of our stockholders.

The affirmative votes of the majority of the Company’s outstanding Common Stock present in person or by proxy is required to ratify the appointment of the independent registered accounting firm. Unless otherwise instructed, the proxy holder will vote the proxies received by him “FOR” the ratification of BDO USA, LLP as the Company’s independent registered public accounting firm for Fiscal 2021. A representative of BDO USA, LLP will attend the Annual Meeting with the opportunity to make a statement if he or she so desires and will also be available to answer inquiries.

THE BOARD RECOMMENDS A VOTE FOR THE RATIFICATION AND APPROVAL OF THE SELECTION OF BDO USA, LLP TO SERVE AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL 2021.

Fees Paid to Independent Public Accounting Firms

The following table shows the fees that the Company paid or accrued for audit and other services provided by BDO USA, LLP for Fiscal 2020 and Fiscal 2019, all of which were approved by the Audit Committee.

	2020	2019
Audit Fees	$1,020,000	$1,000,000
Audit-related Fees	$190,483	191,120
Tax Fees	$143,236	163,280
All other fees	$79,313	0
Total	$1,433,031	$1,354,400

Audit Fees. Fees for audit services include fees associated with the annual financial statement audits of 1-800-Flowers.com, Inc., as well as 1-800-Flowers.com, Inc.’s audit of internal controls and quarterly AS 4105: Reviews of Interim Financial Information of 1-800-Flowers.com, Inc.’s quarterly reports on Form 10-Q.

Audit-related Fees. Fees for due diligence in connection with potential acquisitions.

Tax Fees. Fees for tax services include tax compliance and research and development tax credit consulting services.

All Other Fees. Fees for products and services other than those that meet the criteria above.

Audit Committee Pre-Approval Policies and Procedures. The Audit Committee pre-approves all audit, audit-related and non-audit services (including tax services) provided by the independent registered public accounting firm. Pre-approval is generally provided for up to one year, and any pre-approval is detailed as to the particular service. The independent registered public accounting firm and the Company’s management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, including fees for the services performed to date. In addition, the Audit Committee also may pre-approve particular services on a case-by-case basis, as required.

PROPOSAL 3

NON-BINDING, ADVISORY VOTE ON EXECUTIVE COMPENSATION

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, or the Dodd-Frank Act, requires us to enable our stockholders to vote to approve, on an advisory, non-binding basis, the compensation of our named executive officers as disclosed in our proxy statements in accordance with the rules of the Securities and Exchange Commission (commonly known as a “Say on Pay” proposal).

As described under the heading “Executive Compensation and Other Information – Compensation Discussion and Analysis,” our executive compensation program is a comprehensive package designed to motivate our executive officers to achieve our corporate objectives and is intended to be competitive and allow us to attract and retain highly qualified executives. We believe that the various elements of our executive compensation program work together to promote our goal of ensuring that total compensation should be related both to our performance as well as the individual executive’s performance.

Stockholders are urged to read the “Compensation Discussion and Analysis” section of this Proxy Statement, which discusses how our executive compensation policies implement our compensation philosophy, and the “Summary Compensation Table” of this Proxy Statement, which provides detailed information on the compensation of our named executive officers. The Compensation Committee and our Board of Directors believe that the policies and procedures set forth in the Compensation Discussion and Analysis section of this Proxy are effective in achieving our compensation objectives.

We are asking our stockholders to indicate their support for our executive compensation as described in this Proxy. This Say-on-Pay proposal gives our stockholders the opportunity to express their views on our named executive officers’ compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this Proxy Statement. Accordingly, we are asking our stockholders to approve, on an advisory basis, the compensation of the named executive officers, as disclosed in this Proxy Statement pursuant to the compensation disclosure rules of the SEC, including the Compensation Discussion and Analysis, the Summary Compensation table and the other related tables and disclosure.

The Say-on-Pay vote is advisory, and therefore not binding on us, the Compensation Committee or our Board of Directors. However, we value the opinion of our stockholders and to the extent that there is any significant vote against the named executive officer compensation as disclosed in this Proxy Statement, we will consider our stockholders’ concerns and the Compensation Committee will evaluate whether any actions are necessary to address those concerns.

Unless otherwise instructed, the proxy holder will vote the proxies received by him “FOR” the approval of the compensation of the named executive officers.

THE BOARD RECOMMENDS A VOTE “FOR” THE APPROVAL OF

THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

PROPOSAL 4

APPROVAL OF THE 2003 LONG TERM INCENTIVE AND SHARE AWARD PLAN, AS AMENDED AND RESTATED AS OF OCTOBER 15, 2020

The 2003 Long Term Incentive and Share Award Plan, as amended and restated as of October 15, 2020 (the “Plan”), was adopted by the Board on October 15, 2020, subject to approval by the Company’s stockholders. The Plan was initially adopted by the Board with an effective date of December 3, 2003, and was previously amended and restated as of October 22, 2009, and amended as of October 28, 2011 and September 14, 2016, and previously approved by the Company’s stockholders on December 3, 2003, December 12, 2011 and December 13, 2016.

The Board is submitting the Plan to the Company’s stockholders at the Annual Meeting. If stockholder approval is obtained, the total number of shares available for issuance under the Plan will be increased by 3,250,000 shares of Common Stock and the term of the Plan will be extended to October 15, 2030. In addition, as amended and restated, the provisions of the Plan will be modified to prohibit the repurchase of “underwater” stock options and stock appreciation rights (“SARs”) and to clarify that certain transactions must be consummated to constitute a change in control as defined in the Plan, as well as certain other modifications due to changes in applicable tax and accounting requirements.

As of October 13, 2020, an aggregate of 1,004,599 shares of Common Stock remained available for new Awards under the Plan. The Board believes that the availability of an adequate number of shares reserved for issuance under the Plan is an important factor in attracting, retaining, and motivating employees, consultants and Directors in order to achieve the Company’s long-term growth and profitability objectives. If the Plan is not approved, the number of shares currently available for Awards would not be sufficient to ensure that the Company will be able to continue to administer the equity component of its compensation program, placing the Company at a significant disadvantage in the ability to attract, retain and motivate key employees. As amended and restated, the Plan also incorporates modifications that further align with interests of stockholders and the Company to prohibit certain stock option repurchases and require consummation of a transaction to constitute a change in control.

In adopting the amended and restated Plan, the Board considered the Company’s historical utilization of the share authorization under the Plan (its “burn rate”), as well as the potential dilution from outstanding and future grants of Awards under the Plan. The burn rate for a fiscal year is equal to the total number of equity awards the Company granted in the fiscal year divided by the weighted average number of shares of Common Stock outstanding during the year. The Board considered the Company’s average burn rate over the last three fiscal years, and, assuming a similar continued share utilization, estimated that the shares available for Awards after the increase of 3,250,000 would be sufficient to fund the Company’s equity compensation program for approximately 5 years. In addition, the potential dilution from outstanding and future grants of Awards after the increase of 3,250,000 shares would be approximately 11% of the total issued and outstanding shares of Common Stock.

Summary of the Plan

The following summary of the Plan is qualified in its entirety by reference to the Plan, as amended and restated on October 15, 2020, which is attached as Annex A to this Proxy Statement.

General. The Plan is intended to provide incentives to attract, retain and motivate employees, consultants and Directors in order to achieve the Company’s long-term growth and profitability objectives. The Plan will provide for the grant to eligible employees, consultants and Directors of stock options, share appreciation rights (“SARs”), restricted shares, restricted share units, performance shares, performance units, dividend equivalents, and other share-based awards (collectively, “Awards”). The total number of shares of Common Stock available for grants of Awards under the Plan is 14,000,000. No more than 7,500,000 shares of Common Stock may be issued under the Plan as incentive stock options intended to qualify for special tax treatment under the Internal Revenue Code of 1986, as amended (the “Code”). In addition, during a calendar year (i) the maximum number of shares with respect to which options and SARs may be granted to an eligible participant under the Plan will be 1,000,000 shares, and (ii) the maximum number of shares with respect to which Awards intended to qualify as performance-based compensation other than options and SARs may be granted to an eligible participant under the Plan will be 500,000 shares. These share amounts are subject to anti-dilution adjustments in the event of certain changes in the Company’s capital structure, as described below. Shares issued pursuant to the Plan will be either authorized but unissued shares or treasury shares.

Eligibility and Administration. Officers and other employees of, and consultants to, the Company and its Subsidiaries and affiliates and Directors will be eligible to be granted Awards under the Plan. As of October 13, 2020, approximately 3,158 employees and 9 non-employee Directors were eligible to participate in the Plan. As of October 13, 2020, no consultants have been deemed eligible to be granted Awards under the Plan.

The Plan will be administered by the Compensation Committee or such other Board committee (or the entire Board) as may be designated by the Board (the “Committee”). Unless otherwise determined by the Board, the Committee will consist of two or more members of the Board who are “nonemployee directors” within the meaning of Rule 16b-3 of the Exchange Act and “outside directors” within the meaning of Section 162(m) of the Code. The Committee will determine which eligible employees, consultants and Directors receive Awards, the types of Awards to be received and the terms and conditions thereof. The Committee will have authority to waive conditions relating to an Award or accelerate vesting of Awards. All full time employees are currently eligible to participate in the Plan.

The Committee may designate an officer of the Company who shall have the power and authority to make Awards under the Plan to employees and consultants not subject to Section 16 of the Exchange Act, subject to limitations imposed by the Committee.

Except for certain antidilution adjustments, unless the approval of stockholders of the Company is obtained, options and SARs issued under the Plan will not be amended to lower their exercise price and options and SARs issued under the Plan will not be exchanged for other options or SARs with lower exercise prices or cancelled or repurchased for cash or property if the exercise price of the Options or SARs exceeds the Fair Market Value of the shares of Common Stock subject to the Options or SARs.

Awards. Incentive stock options (“ISOs”) intended to qualify for special tax treatment in accordance with the Code and nonqualified stock options not intended to qualify for special tax treatment under the Code may be granted for such number of shares of Common Stock as the Committee determines. The Committee will be authorized to set the terms relating to an option, including exercise price and the time and method of exercise. However, the exercise price of options will not be less than the fair market value of the shares on the date of grant, and the term will not be longer than ten years from the date of grant of the options.

A SAR will entitle the holder thereof to receive with respect to each share subject thereto, an amount equal to the excess of the fair market value of one share of Common Stock on the date of exercise over the exercise price of the SAR set by the Committee as of the date of grant. However, the exercise price of the SARs will not be less than the fair market value of the shares on the date of grant, and the term will not be longer than ten years from the date of grant of the SARs. Payment with respect to SARs may be made in cash or shares of Common Stock as determined by the Committee.

Awards of restricted shares will be subject to such restrictions on transferability and other restrictions, if any, as the Committee may impose. Such restrictions will lapse under circumstances as the Committee may determine, including based upon a specified period of continued employment or upon the achievement of performance criteria referred to below. Except as otherwise determined by the Committee, eligible employees granted restricted shares will have all of the rights of a stockholder, including the right to vote restricted shares and receive dividends thereon, and unvested restricted shares will be forfeited upon termination of employment during the applicable restriction period.

A restricted share unit will entitle the holder thereof to receive shares of Common Stock or cash at the end of a specified deferral period. Restricted share units will also be subject to such restrictions as the Committee may impose. Such restrictions will lapse under circumstances as the Committee may determine, including based upon a specified period of continued employment or upon the achievement of performance criteria referred to below. Except as otherwise determined by the Committee, restricted share units subject to restriction will be forfeited upon termination of employment during any applicable restriction period.

Performance shares and performance units will provide for issuance of shares or payment of cash to the recipient based upon the attainment of corporate performance goals established by the Committee over specified performance periods. Except as otherwise determined by the Committee, performance shares and performance units will be forfeited upon termination of employment during any applicable performance period. Prior to payment of performance shares or performance units, the Committee will certify that the performance objectives were satisfied. Performance objectives may vary from person to person and will be based upon one or more of the following performance criteria, or such other criteria, as the Committee may deem appropriate: appreciation in value of the shares; total stockholder return; earnings per share; earnings per share growth; operating income; net income; pro forma net income; return on equity; return on designated assets; return on capital; economic value added; earnings; earnings before interest, taxes, depreciation and amortization (“EBITDA”); EBITDA on a pre-bonus basis; EBITDA on a pre-bonus basis adjusted for the change in inventory for the plan year (“modified free cash flow”); free cash flow; revenues; revenue growth; expenses; operating profit margin; operating cash flow; gross profit margin; net profit margin; or any of the above criteria as compared to the performance of a published or special index deemed applicable by the Committee, including, but not limited to, the Standard & Poor’s 500 Stock Index. The Committee may revise performance objectives if significant events occur during the performance period, which the Committee expects to have a substantial effect on such objectives, as set forth in the Plan.

The Committee may also grant dividend equivalent rights and it is authorized, subject to limitations under applicable law, to grant such other Awards that may be denominated in, valued in, or otherwise based on, shares of Common Stock, as deemed by the Committee to be consistent with the purposes of the Plan.

Nontransferability. Unless otherwise set forth by the Committee in an Award agreement, Awards (except for vested shares) will generally not be transferable by the participant other than by will or the laws of descent and distribution and will be exercisable during the lifetime of the participant only by such participant or his or her guardian or legal representative.

Change of Control. In the event of a change of control (as defined in the Plan), all Awards granted under the Plan then outstanding but not then exercisable (or subject to restrictions) shall become immediately exercisable, all restrictions shall lapse, and any performance criteria shall be deemed satisfied, unless otherwise provided in the applicable Award agreement.

Capital Structure Changes. If the Committee determines that any dividend in shares, recapitalization, share split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange, extraordinary distribution or other similar corporate transaction or event affects the Common Stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of eligible participants under the Plan, then the Committee shall make such equitable changes or adjustments as it deems appropriate, and shall make adjustments to (i) the number and kind of shares which may thereafter be issued under the Plan, (ii) the number and kind of shares, other securities or other consideration issued or issuable in respect of outstanding Awards, and (iii) the exercise price, grant price or purchase price relating to any Award, or provide for a distribution of cash or property with respect to an Award.

Amendment and Termination. The Plan may be amended, suspended or terminated by the Board at any time, in whole or in part. However, any amendment for which stockholder approval is required under the rules of any stock exchange or automated quotation system on which the Common Stock may then be listed or quoted will not be effective until such stockholder approval has been obtained. In addition, no amendment, suspension, or termination of the Plan may materially and adversely affect the rights of a participant under any Award theretofore granted to him or her without the consent of the affected participant. The Committee may waive any conditions or rights, amend any terms, or amend, suspend or terminate, any Award granted, provided that, without participant consent, such amendment, suspension or termination may not materially and adversely affect the rights of such participant under any Award previously granted to him or her.

Effective Date and Term. The Plan became effective as of October 22, 2009 and, as amended and restated, will terminate on October 15, 2030.

Market Value

The per share closing price of the Common Stock on October 13, 2020 was $29.29.

Federal Income Tax Consequences

The following is a summary of the federal income tax consequences of the Plan, based upon current provisions of the Code, the Treasury regulations promulgated thereunder and administrative and judicial interpretation thereof, and does not address the consequences under any state, local or foreign tax laws.

Stock Options

In general, the grant of an option will not be a taxable event to the recipient and it will not result in a deduction to the Company. The tax consequences associated with the exercise of an option and the subsequent disposition of shares of Common Stock acquired on the exercise of such option depend on whether the option is a nonqualified stock option or an ISO.

Upon the exercise of a nonqualified stock option, the participant will recognize ordinary taxable income equal to the excess of the fair market value of the shares of Common Stock received upon exercise over the exercise price. The Company will generally be able to claim a deduction in an equivalent amount. Any gain or loss upon a subsequent sale or exchange of the shares of Common Stock will be capital gain or loss, long-term or short-term, depending on the holding period for the shares of Common Stock.

Generally, a participant will not recognize ordinary taxable income at the time of exercise of an ISO and no deduction will be available to the Company, provided the option is exercised while the participant is an employee or within three months following termination of employment (longer, in the case of disability or death). If an ISO granted under the Plan is exercised after these periods, the exercise will be treated for federal income tax purposes as the exercise of a nonqualified stock option. Also, an ISO granted under the Plan will be treated as a nonqualified stock option to the extent it (together with other ISOs granted to the participant by the Company) first becomes exercisable in any calendar year for shares of Common Stock having a fair market value, determined as of the date of grant, in excess of $100,000.

If shares of Common Stock acquired upon exercise of an ISO are sold or exchanged more than one year after the date of exercise and more than two years after the date of grant of the option, any gain or loss will be long-term capital gain or loss. If shares of Common Stock acquired upon exercise of an ISO are disposed of prior to the expiration of these one-year or two-year holding periods (a “Disqualifying Disposition”), the participant will recognize ordinary income at the time of disposition, and the Company will generally be entitled to a deduction, in an amount equal to the excess of the fair market value of the shares of Common Stock at the date of exercise over the exercise price. Any additional gain will be treated as capital gain, long-term or short-term, depending on how long the shares of Common Stock have been held. Where shares of Common Stock are sold or exchanged in a Disqualifying Disposition (other than certain related party transactions) for an amount less than their fair market value at the date of exercise, any ordinary income recognized in connection with the Disqualifying Disposition will be limited to the amount of gain, if any, recognized in the sale or exchange, and any loss will be a long-term or short-term capital loss, depending on how long the shares of Common Stock have been held.

If an option is exercised through the use of shares of Common Stock previously owned by the participant, such exercise generally will not be considered a taxable disposition of the previously owned shares and, thus, no gain or loss will be recognized with respect to such previously owned shares upon such exercise. The amount of any built-in gain on the previously owned shares generally will not be recognized until the new shares acquired on the option exercise are disposed of in a sale or other taxable transaction.

Although the exercise of an ISO as described above would not produce ordinary taxable income to the participant, it would result in an increase in the participant’s alternative minimum taxable income and may result in an alternative minimum tax liability.

Restricted Stock

A participant who receives shares of restricted stock will generally recognize ordinary income at the time that they “vest”, i.e., when they are not subject to a substantial risk of forfeiture. The amount of ordinary income so recognized will generally be the fair market value of the Common Stock at the time the shares vest, less the amount, if any, paid for the stock. This amount is generally deductible for federal income tax purposes by the Company. Dividends paid with respect to Common Stock that is nonvested will be ordinary compensation income to the participant (and generally deductible by the Company). Any gain or loss upon a subsequent sale or exchange of the shares of Common Stock, measured by the difference between the sale price and the fair market value on the date the shares vest, will be capital gain or loss, long-term or short-term, depending on the holding period for the shares of Common Stock. The holding period for this purpose will begin on the date following the date the shares vest.

In lieu of the treatment described above, a participant may elect immediate recognition of income under Section 83(b) of the Code. In such event, the participant will recognize as income the fair market value of the restricted stock at the time of grant (determined without regard to any restrictions other than restrictions which by their terms will never lapse), and the Company will generally be entitled to a corresponding deduction. Dividends paid with respect to shares as to which a proper Section 83(b) election has been made will not be deductible to the Company. If a Section 83(b) election is made and the restricted stock is subsequently forfeited, the participant will not be entitled to any offsetting tax deduction.

SARs and Other Awards

With respect to SARs, restricted share units, performance shares, performance units, dividend equivalents and other Awards under the Plan not described above, generally, when a participant receives payment with respect to any such Award granted to him or her under the Plan, the amount of cash and the fair market value of any other property received will be ordinary income to such participant and will be allowed as a deduction for federal income tax purposes to the Company.

Payment of Withholding Taxes

The Company may withhold, or require a participant to remit to it, an amount sufficient to satisfy any federal, state or local withholding tax requirements and other tax obligations associated with Awards under the Plan.

Nondeductible Compensation

Section 162(m) of the Code generally limits to $1 million the deductible amount of annual compensation paid (including compensation that may be otherwise deductible under the Plan) to each “covered employee” (including the chief executive officer, chief financial officer and certain other current and former executive officers of the Company). See “Executive Compensation and Other Information – Compensation Discussion & Analysis – Compensation Deductibility Policy”.

New Plan Benefits

Benefits under the amended and restated Plan are not determinable at this time. The Company granted Awards during Fiscal 2020 consisting of 303,824 shares of restricted stock to Executive Officers (including our NEOs), 30,609 shares of restricted stock to non-employee Directors and 440,121 shares of restricted stock and options to other employees. In addition, please see “Compensation of Directors” and “Grants of Plan Based Awards” for the Awards granted during Fiscal 2020 to our non-employee Directors and NEOs.

The affirmative vote of a majority of the Company’s outstanding Common Stock present in person or by proxy at the Annual Meeting is required to approve the Plan. Abstentions will be counted in tabulations of the votes cast on this proposal, whereas broker non-votes will not be counted for purposes of determining whether this proposal has been approved. Unless otherwise instructed, the proxy holder will vote the proxies received by him “FOR” the approval of the Plan.

THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE APPROVAL OF THE 2003 LONG TERM INCENTIVE AND SHARE AWARD PLAN, AS AMENDED AND RESTATED AS OF OCTOBER 15, 2020.

OTHER MATTERS

The Board of Directors does not intend to bring any other business before the Annual Meeting, and so far, as is known to the Board, no matters are to be presented for action at the Annual Meeting other than those set forth above. If any other matters properly come before the Annual Meeting, the persons named in the enclosed form of proxy will vote the shares represented by proxies in their discretion on such matters.

STOCKHOLDER PROPOSALS FOR THE 2021 ANNUAL MEETING

Stockholders who, in accordance with Commission Rule 14a-8 wish to present proposals for inclusion in the proxy materials to be distributed in connection with next year’s Annual Meeting Proxy Statement must submit their proposals so that they are received at the Company’s principal executive offices no later than the close of business on June 28, 2021. As the rules of the SEC make clear, simply submitting a proposal does not guarantee that it will be included.

In accordance with our Bylaws, in order to be properly brought before the 2021 Annual Meeting, a stockholder’s notice of the matter the stockholder wishes to present, or the person or persons the stockholder wishes to nominate as a director, must be delivered to the secretary of the Company at its principal executive offices not later than the close of business on the 90th day, nor earlier than the close of business on the 120th day, prior to the first anniversary date of the 2020 Annual Meeting date. As a result, any notice given by a stockholder pursuant to these provisions of our Bylaws (and not pursuant to the SEC’s Rule 14a-8) must be received no earlier than August 11, 2021 and no later than September 10, 2021. If, however, our 2021 Annual Meeting date is advanced by more than 30 days before, or delayed more than 70 days after, the one year anniversary of the 2020 Annual Meeting date, then proposals must be received no earlier than the close of business on the 120th day prior to the 2021 Annual Meeting and not later than the close of business on the later of the 90th day before the 2021 Annual Meeting or the 10th day following the date on which the 2021 Annual Meeting date is publicly announced.

To be in proper form, a stockholder’s notice must include the specified information concerning the proposal or nominee as described in our Bylaws. A stockholder who wishes to submit a proposal or nomination is encouraged to seek independent counsel about our Bylaws and Commission requirements. The Company will not consider any proposal or nomination that does not meet the Bylaws requirements and the SEC’s requirements for submitting a proposal or nomination. Notices of intention to present proposals at the 2021 Annual Meeting should be addressed to: Corporate Secretary, 1-800-FLOWERS.COM, Inc., One Old Country Road, Suite 500, Carle Place, New York 11514. The Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

SOLICITATION OF PROXIES

Proxies are being solicited by the Board of Directors of the Company. Proxies may be solicited by officers, Directors and regular supervisory and executive employees of the Company, none of whom will receive any additional compensation for their services. Such solicitations may be made personally or by mail, facsimile, telephone, telegraph, messenger, or via the Internet. The Company may pay persons holding shares of Common Stock in their names or in the names of nominees, but not owning such shares beneficially, such as brokerage houses, banks and other fiduciaries, for expenses of forwarding solicitation materials to their principals. All of the costs of solicitation will be paid by the Company.

ANNUAL REPORT ON FORM 10-K

The Company will provide without charge to each beneficial holder of its Common Stock on the Record Date who did not receive a copy of the Company’s Annual Report for the fiscal year ended June 28, 2020, on the written request of such person, a copy of the Company’s Annual Report on Form 10-K as filed with the SEC. Any such request should be made in writing to the Secretary of the Company at the address set forth on the first page of this Proxy Statement.

By order of the Board of Directors

/s/ Christopher G. McCann

___________________________________
Christopher G. McCann
Chief Executive Officer

Carle Place, New York
October 26, 2020

ANNEX A

1-800-FLOWERS.COM, INC.

2003 LONG TERM INCENTIVE AND SHARE AWARD PLAN

(as amended and restated as of October 15, 2020)

1.        Purposes.

The purposes of the 2003 Long Term Incentive and Share Award Plan are to advance the interests of 1-800-Flowers.com, Inc. and its shareholders by providing a means to attract, retain, and motivate employees, consultants and directors of the Company upon whose judgment, initiative and efforts the continued success, growth and development of the Company is dependent.

2.        Definitions.

For purposes of the Plan, the following terms shall be defined as set forth below:

(a)     “Affiliate” means any entity other than the Company and its Subsidiaries that is designated by the Board or the Committee as a participating employer under the Plan; provided, however, that the Company directly or indirectly owns at least 20% of the combined voting power of all classes of stock of such entity or at least 20% of the ownership interests in such entity.

(b)     “Award” means any Option, SAR, Restricted Share, Restricted Share Unit, Performance Share, Performance Unit, Dividend Equivalent, or Other Share-Based Award granted to an Eligible Person under the Plan.

(c)     “Award Agreement” means any written agreement, contract, or other instrument or document evidencing an Award.

(d)     “Beneficiary” means the person, persons, trust or trusts which have been designated by an Eligible Person in his or her most recent written beneficiary designation filed with the Company to receive the benefits specified under this Plan upon the death of the Eligible Person, or, if there is no designated Beneficiary or surviving designated Beneficiary, then the person, persons, trust or trusts entitled by will or the laws of descent and distribution to receive such benefits.

(e)     “Board” means the Board of Directors of the Company.

(f)     “Code” means the Internal Revenue Code of 1986, as amended from time to time. References to any provision of the Code shall be deemed to include successor provisions thereto and regulations thereunder.

(g)     “Committee” means the Compensation Committee of the Board, or such other Board committee (which may include the entire Board) as may be designated by the Board to administer the Plan; provided, however, that, unless otherwise determined by the Board, the Committee shall consist of two or more directors of the Company, each of whom is a “non-employee director” within the meaning of Rule 16b-3 under the Exchange Act, to the extent applicable, and each of whom is an “outside director” within the meaning of Section 162(m) of the Code, to the extent applicable; provided, further, that the mere fact that the Committee shall fail to qualify under either of the foregoing requirements shall not invalidate any Award made by the Committee which Award is otherwise validly made under the Plan.

(h)     “Company” means 1-800-Flowers.com, Inc., a corporation organized under the laws of Delaware, or any successor corporation.

(i)     “Director” means a member of the Board who is not an employee of the Company, a subsidiary or an Affiliate.

(j)     “Dividend Equivalent” means a right, granted under Section 5(g), to receive cash, Shares, or other property equal in value to dividends paid with respect to a specified number of Shares. Dividend Equivalents may be awarded on a free-standing basis or in connection with another Award, and may be paid currently or on a deferred basis.

(k)     “Eligible Person” means (i) an employee or consultant of the Company, a Subsidiary or an Affiliate, including any director who is an employee, or (ii) a Director. Notwithstanding any provisions of this Plan to the contrary, an Award may be granted to an employee or consultant in connection with his or her hiring or retention prior to the date the employee or consultant first performs services for the Company, a Subsidiary or an Affiliate; provided, however, that any such Award shall not become vested prior to the date the employee or consultant first performs such services.

(l)     “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time. References to any provision of the Exchange Act shall be deemed to include successor provisions thereto and regulations thereunder.

(m)     “Fair Market Value” means, with respect to Shares or other property, the fair market value of such Shares or other property determined by such methods or procedures as shall be established from time to time by the Committee. If the Shares are listed on any established stock exchange or a national market system, unless otherwise determined by the Committee in good faith, the Fair Market Value of Shares shall mean the closing price per Share on the date in question (or, if the Shares were not traded on that day, the next preceding day that the Shares were traded) on the principal exchange or market system on which the Shares are traded, as such prices are officially quoted on such exchange.

(n)     “ISO” means any Option intended to be and designated as an incentive stock option within the meaning of Section 422 of the Code.

(o)     “NQSO” means any Option that is not an ISO.

(p)     “Option” means a right, granted under Section 5(b), to purchase Shares.

(q)     “Other Share-Based Award” means a right, granted under Section 5(h), that relates to or is valued by reference to Shares.

(r)     “Participant” means an Eligible Person who has been granted an Award under the Plan.

(s)     “Performance Share” means a performance share granted under Section 5(f).

(t)     “Performance Unit” means a performance unit granted under Section 5(f).

(u)     “Plan” means this 2003 Long Term Incentive and Share Award Plan.

(v)     “Restricted Shares” means an Award of Shares under Section 5(d) that may be subject to certain restrictions and to a risk of forfeiture.

(w)     “Restricted Share Unit” means a right, granted under Section 5(e), to receive Shares or cash at the end of a specified deferral period.

(x)     “Rule 16b-3” means Rule 16b-3, as from time to time in effect and applicable to the Plan and Participants, promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act.

(y)     “SAR” or “Share Appreciation Right” means the right, granted under Section 5(c), to be paid an amount measured by the difference between the exercise price of the right and the Fair Market Value of Shares on the date of exercise of the right, with payment to be made in cash, Shares, or property as specified in the Award or determined by the Committee.

(z)     “Shares” means common stock, $.01 par value per share, of the Company.

(aa)     “Subsidiary” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations (other than the last corporation in the unbroken chain) owns shares possessing 50 percent or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

3.        Administration.

(a)     Authority of the Committee. The Plan shall be administered by the committee, and the Committee shall have full and final authority to take the following actions, in each case subject to and consistent with the provisions of the Plan:

(i)     to select Eligible Persons to whom Awards may be granted;

(ii)     to designate Affiliates;

(iii)     to determine the type or types of Awards to be granted to each Eligible Person;

(iv)     to determine the type and number of Awards to be granted, the number of Shares to which an Award may relate, the terms and conditions of any Award granted under the Plan (including, but not limited to, any exercise price, grant price, or purchase price, any restriction or condition, any schedule for lapse of restrictions or conditions relating to transferability or forfeiture, exercisability, or settlement of an Award, and waiver or accelerations thereof, and waivers of performance conditions relating to an Award, based in each case on such considerations as the Committee shall determine), and all other matters to be determined in connection with an Award;

(v)     to determine whether, to what extent, and under what circumstances an Award may be settled, or the exercise price of an Award may be paid, in cash, Shares, other Awards, or other property, or an Award may be canceled, forfeited, exchanged, or surrendered;

(vi)     to determine whether, to what extent, and under what circumstances cash, Shares, other Awards, or other property payable with respect to an Award will be deferred either automatically, at the election of the Committee, or at the election of the Eligible Person, provided that such deferral shall be intended to be in compliance with Section 409A of the Code;

(vii)     to prescribe the form of each Award Agreement, which need not be identical for each Eligible Person;

(viii)     to adopt, amend, suspend, waive, and rescind such rules and regulations and appoint such agents as the Committee may deem necessary or advisable to administer the Plan;

(ix)     to correct any defect or supply any omission or reconcile any inconsistency in the Plan and to construe and interpret the Plan and any Award, rules and regulations, Award Agreement, or other instrument hereunder;

(x)     to accelerate the exercisability or vesting of all or any portion of any Award or to extend the period during which an Award is exercisable;

(xi)     to determine whether uncertificated Shares may be used in satisfying Awards and otherwise in connection with the Plan; and

(xii)     to make all other decisions and determinations as may be required under the terms of the Plan or as the Committee may deem necessary or advisable for the administration of the Plan.

(b)     Manner of Exercise of Committee Authority. The Committee shall have sole discretion in exercising its authority under the Plan. Any action of the Committee with respect to the Plan shall be final, conclusive, and binding on all persons, including the Company, Subsidiaries, Affiliates, Eligible Persons, any person claiming any rights under the Plan from or through any Eligible Person, and shareholders. The express grant of any specific power to the Committee, and the taking of any action by the Committee, shall not be construed as limiting any power or authority of the Committee. The Committee may delegate to other members of the Board or officers or managers of the Company or any Subsidiary or Affiliate the authority, subject to such terms as the Committee shall determine, to perform administrative functions. Notwithstanding any provision of the Plan to the contrary, the Committee may designate an officer of the Company (the “Designated Officer”) who shall have the power and authority, subject to the terms and conditions of the Plan, to make awards under the Plan to employees or consultants who are not officers or directors of the Company for purposes of Section 16(b) of the Exchange Act; provided, however, that the authority of the Designated Officer to make such awards shall be subject to limitations as may be imposed from time to time by the Committee; provided further, however, that the resolution so authorizing the Designated Officer to make the awards shall specify the total number of rights or options that the Designated Officer may so award.

(c)     Limitation of Liability. Each member of the Committee shall be entitled to, in good faith, rely or act upon any report or other information furnished to him or her by any officer or other employee of the Company or any Subsidiary or Affiliate, the Company’s independent certified public accountants, or other professional retained by the Company to assist in the administration of the Plan. No member of the Committee, and no officer or employee of the Company acting on behalf of the Committee, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Committee and any officer or employee of the Company acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company with respect to any such action, determination, or interpretation.

(d)     Limitation on Committee’s Discretion. Anything in this Plan to the contrary notwithstanding, in the case of any Award which is intended to qualify as “performance-based compensation” within the meaning of Section 162(m)(4)(C) of the Code, the Committee shall have no discretion to increase the amount of compensation payable under the Award to the extent such an increase would cause the Award to lose its qualification as such performance-based compensation.

(e)     No Option or SAR Repricing Without Shareholder Approval. Except as provided in the first sentence of Section 4(c) hereof relating to certain antidilution adjustments, unless the approval of shareholders of the Company is obtained, Options and SARs issued under the Plan shall not be amended to lower their exercise price and Options and SARs issued under the Plan will not be exchanged for other Options or SARs with lower exercise prices or cancelled or repurchased for cash or property if the exercise price of the Options or SARs exceeds the Fair Market Value of the Shares subject to the Options or SARs.

4.        Shares Subject to the Plan.

(a)     Subject to adjustment as provided in Section 4(c) hereof, the total number of Shares reserved for issuance in connection with Awards under the Plan shall be (i) 14,000,000 plus (ii) the number of Shares subject to awards granted prior to the Effective Date of this Plan under the Company’s 1999 Stock Incentive Plan which awards have been or are forfeited, canceled, terminated, surrendered or otherwise terminated without a distribution of Shares to the holder of the award; provided, however, that, subject to adjustment as provided in Section 4(c) hereof, no more than 7,500,000 Shares may be issued as ISOs under this Plan. No Award may be granted if the number of Shares to which such Award relates, when added to the number of Shares previously issued under the Plan and the number of Shares subject to Awards outstanding under the Plan, exceeds the number of Shares reserved under the applicable provisions of the preceding sentence. If any Awards are forfeited, canceled, terminated, exchanged or surrendered or such Award is settled in cash or otherwise terminates without a distribution of Shares to the Participant, any Shares counted against the number of Shares reserved and available under the Plan with respect to such Award shall, to the extent of any such forfeiture, settlement, termination, cancellation, exchange or surrender, again be available for Awards under the Plan. If the Share reserve under the Plan has been fully utilized, Options may be granted under the Plan subject to shareholder approval of a sufficient increase in the reserve at the next meeting of shareholders of the Company, provided the Options may not be exercisable prior to such shareholder approval and they shall terminate if such shareholder approval is not obtained. Upon the exercise of any Award granted in tandem with any other Awards, such related Awards shall be canceled to the extent of the number of Shares as to which the Award is exercised.

(b)     Subject to adjustment as provided in Section 4(c) hereof, the maximum number of Shares (i) with respect to which Options or SARs may be granted during a calendar year to any Eligible Person under this Plan shall be 1,000,000 Shares, and (ii) with respect to Performance Shares, Performance Units, Restricted Shares or Restricted Share Units intended to qualify as performance-based compensation within the meaning of Section 162(m)(4)(C) of the Code shall be the equivalent of 500,000 Shares during a calendar year to any Eligible Person under this Plan.

(c)     In the event that the Committee shall determine that any dividend in Shares, recapitalization, Share split, reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange, extraordinary distribution or other similar corporate transaction or event, affects the Shares such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Eligible Persons under the Plan, then the Committee shall make such equitable changes or adjustments as it deems appropriate and, in such manner as it may deem equitable, (i) adjust any or all of (x) the number and kind of shares which may thereafter be issued under the Plan, (y) the number and kind of shares, other securities or other consideration issued or issuable in respect of outstanding Awards, and (z) the exercise price, grant price, or purchase price relating to any Award, or (ii) provide for a distribution of cash or property in respect of any Award; provided, however, in each case that, with respect to ISOs, such adjustment shall be made in accordance with Section 424(a) of the Code, unless the Committee determines otherwise; provided further, however, that no adjustment shall be made pursuant to this Section 4(c) that causes any Award that is not otherwise deferred compensation subject to Section 409A of the Code to be treated as deferred compensation pursuant to Section 409A of the Code. In addition, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria and performance objectives, if any, included in, Awards in recognition of unusual or non-recurring events (including, without limitation, events described in the preceding sentence) affecting the Company or any Subsidiary or Affiliate or the financial statements of the Company or any Subsidiary or Affiliate, or in response to changes in applicable laws, regulations, or accounting principles; provided, however, that the Committee shall not have discretion to increase the amount of compensation payable under any Award intended to qualify as performance-based compensation for purposes of Section 162(m)(4)(C) of the Code to the extent such an increase would cause the Award to lose its qualification as performance-based compensation for purposes of Section 162(m)(4)(C) of the Code and the regulations thereunder.

(d)     Any Shares distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued Shares or treasury Shares including Shares acquired by purchase in the open market or in private transactions.

5.         Specific Terms of Awards.

(a)     General. Awards may be granted on the terms and conditions set forth in this Section 5. In addition, the Committee may impose on any Award or the exercise thereof, at the date of grant or thereafter (subject to Section 8(d)), such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine, including terms regarding forfeiture of Awards or continued exercisability of Awards in the event of termination of service by the Eligible Person.

(b)     Options. The Committee is authorized to grant Options, which may be NQSOs or ISOs, to Eligible Persons on the following terms and conditions:

(i)     Exercise Price. The exercise price per Share purchasable under an Option shall be determined by the Committee; provided, however, that the exercise price per Share of an Option shall not be less than the Fair Market Value of a Share on the date of grant of the Option. The Committee may, without limitation, set an exercise price that is based upon achievement of performance criteria if deemed appropriate by the Committee.

(ii)     Option Term. The term of each Option shall be determined by the Committee; provided, however, that such term shall not be longer than ten years from the date of grant of the Option.

(iii)     Time and Method of Exercise. The Committee shall determine at the date of grant or thereafter the time or times at which an Option may be exercised in whole or in part (including, without limitation, upon achievement of performance criteria if deemed appropriate by the Committee), the methods by which such exercise price may be paid or deemed to be paid (including, without limitation, broker-assisted exercise arrangements), the form of such payment (including, without limitation, cash, Shares or other property), and the methods by which Shares will be delivered or deemed to be delivered to Eligible Persons; provided, however, that in no event may any portion of the exercise price be paid with Shares acquired either under an Award granted pursuant to this Plan, upon exercise of a stock option granted under another Company plan or as a stock bonus or other stock award granted under another Company plan unless, in any such case, the Shares were acquired and vested more than six months in advance of the date of exercise.

(iv)     ISOs. The terms of any ISO granted under the Plan shall comply in all respects with the provisions of Section 422 of the Code, including but not, limited to the requirement that the ISO shall be granted within ten years from the earlier of the date of adoption or shareholder approval of the Plan. ISOs may only be granted to employees of the Company or a Subsidiary or to employees of an entity that is treated as the Company or a Subsidiary under the Code.

(c)     SARs. The Committee is authorized to grant SARs (Share Appreciation Rights) to Eligible Persons on the following terms and conditions:

(i)     Right to Payment. A SAR shall confer on the Eligible Person to whom it is granted a right to receive with respect to each Share subject thereto, upon exercise thereof, the excess of (1) the Fair Market Value of one Share on the date of exercise, over (2) the exercise price per Share of the SAR as determined by the Committee as of the date of grant of the SAR (which shall not be less than the Fair Market Value per Share on the date of grant of the SAR and, in the case of a SAR granted in tandem with an Option, shall be equal to the exercise price of the underlying option).

(ii)     Other Terms. The Committee shall determine, at the time of grant or thereafter, the time or times at which a SAR may be exercised in whole or in part (which shall not be more than ten years after the date of grant of the SAR), the method of exercise, method of settlement, form of consideration payable in settlement, method by which Shares will be delivered or deemed to be delivered to Eligible Persons, whether or not a SAR shall be in tandem with any other Award, and any other terms and conditions of any SAR. Unless the Committee determines otherwise, a SAR (1) granted in tandem with an NQSO may be granted at the time of grant of the related NQSO or at any time thereafter and (2) granted in tandem with an ISO may only be granted at the time of grant of the related ISO.

(d)     Restricted Shares. The Committee is authorized to grant Restricted Shares to Eligible Persons on the following terms and conditions:

(i)     Issuance and Restrictions. Restricted Shares shall be subject to such restrictions on transferability and other restrictions, if any, as the Committee may impose at the date of grant or thereafter, which restrictions may lapse separately or in combination at such times, under such circumstances (including, without limitation, upon achievement of performance criteria if deemed appropriate by the Committee), in such installments, or otherwise, as the Committee may determine. Except to the extent restricted under the Award Agreement relating to the Restricted Shares, an Eligible Person granted Restricted Shares shall have all of the rights of a shareholder including, without limitation, the right to vote Restricted Shares and the right to receive dividends thereon. If the lapse of restrictions is conditioned on the achievement of performance criteria, the Committee shall select the criterion or criteria as set forth in Section 5(f)(i). The Committee must certify in writing prior to the lapse of restrictions conditioned on achievement of performance criteria that such performance criteria were in fact satisfied.

(ii)     Forfeiture. Except as otherwise determined by the Committee, at the date of grant or thereafter, upon termination of service during the applicable restriction period, Restricted Shares and any accrued but unpaid dividends or Dividend Equivalents that are at that time subject to restrictions shall be forfeited; provided, however, that the Committee may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Restricted Shares will be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part the forfeiture of Restricted Shares.

(iii)     Certificates for Shares. Restricted Shares granted under the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing Restricted Shares are registered in the name of the Eligible Person, such certificates shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Shares, and the Company shall retain physical possession of the certificate.

(iv)     Dividends. Dividends paid on Restricted Shares shall be either paid at the dividend payment date, or deferred for payment to such date as determined by the Committee, in cash or in restricted or unrestricted Shares having a Fair Market Value equal to the amount of such dividends. Shares distributed in connection with a Share split or dividend in Shares, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Shares with respect to which such Shares or other property has been distributed.

(e)     Restricted Share Units. The Committee is authorized to grant Restricted Share Units to Eligible Persons, subject to the following terms and conditions:

(i)     Award and Restrictions. Delivery of Shares or cash, as the case may be, will occur upon expiration of the deferral period specified for Restricted Share Units by the Committee (or, if permitted by the Committee, as elected by the Eligible Person). In addition, Restricted Share Units shall be subject to such restrictions as the Committee may impose, if any (including, without limitation, the achievement of performance criteria if deemed appropriate by the Committee), at the date of grant or thereafter, which restrictions may lapse at the expiration of the deferral period or at earlier or later specified times, separately or in combination, in installments or otherwise, as the Committee may determine. If the lapse of restrictions is conditioned on the achievement of performance criteria, the Committee shall select the criterion or criteria as set forth in Section 5(f)(i). The Committee must certify in writing prior to the lapse of restrictions conditioned on the achievement of performance criteria that such performance criteria were in fact satisfied.

(ii)     Forfeiture. Except as otherwise determined by the Committee at date of grant or thereafter, upon termination of service (as determined under criteria established by the Committee) during the applicable deferral period or portion thereof to which forfeiture conditions apply (as provided in the Award Agreement evidencing the Restricted Share Units), or upon failure to satisfy any other conditions precedent to the delivery of Shares or cash to which such Restricted Share Units relate, all Restricted Share Units that are at that time subject to deferral or restriction shall be forfeited; provided, however, that the Committee may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Restricted Share Units will be waived in whole or in part in the event of termination resulting from specified causes, and the Committee may in other cases waive in whole or in part the forfeiture of Restricted Share Units.

(f)     Performance Shares and Performance Units. The Committee is authorized to grant Performance Shares or Performance Units or both to Eligible Persons on the following terms and conditions:

(i)     Performance Period. The Committee shall determine a performance period (the “Performance Period”) of one or more years or other periods and shall determine the performance objectives for grants of Performance Shares and Performance Units. Performance objectives may vary from Eligible Person to Eligible Person and shall be based upon one or more of the following performance criteria, or such other criteria, as the Committee may deem appropriate: appreciation in value of the Shares; total shareholder return; earnings per share; earnings per share growth; operating income; net income; pro forma net income; return on equity; return on designated assets; return on capital; economic value added; earnings; earnings before interest, taxes, depreciation and amortization (“EBITDA”); EBITDA on a pre-bonus basis; EBITDA on a pre-bonus basis adjusted for the change in inventory for the Plan Year (“modified free cash flow”); free cash flow; revenues; revenue growth; expenses; operating profit margin; operating cash flow; gross profit margin; net profit margin; or any of the above criteria as compared to the performance of a published or special index deemed applicable by the Committee, including, but not limited to, the Standard & Poor’s 500 Stock Index. The performance objectives may be determined by reference to the performance of the Company, or of a Subsidiary or Affiliate, or of a division or unit of any of the foregoing. Performance Periods may overlap and Eligible Persons may participate simultaneously with respect to Performance Shares and Performance Units for which different Performance Periods are prescribed.

(ii)     Award Value. At the beginning of a Performance Period, the Committee shall determine for each Eligible Person or group of Eligible Persons with respect to that Performance Period the range of number of Shares, if any, in the case of Performance Shares, and the range of dollar values, if any, in the case of Performance Units, which may be fixed or may vary in accordance with such performance or other criteria specified by the Committee, which shall be paid to an Eligible Person as an Award if the relevant measure of Company performance for the Performance Period is met. The Committee must certify in writing that the applicable performance criteria were satisfied prior to payment under any Performance Shares or Performance Units.

(iii)     Significant Events. If during the course of a Performance Period there shall occur significant events as determined by the Committee which the Committee expects to have a substantial effect on a performance objective during such period, the Committee may revise such objective; provided, however, that, in the case of any Award intended to qualify as performance-based compensation for purposes of Section 162(m)(4)(C) of the Code, the Committee shall not have any discretion to increase the amount of compensation payable under the Award to the extent such an increase would cause the Award to lose its qualification as performance-based compensation for purposes of Section 162(m)(4)(C) of the Code and the regulations thereunder.

(iv)     Forfeiture. Except as otherwise determined by the Committee, at the date of grant or thereafter, upon termination of service during the applicable Performance Period, Performance Shares and Performance Units for which the Performance Period was prescribed shall be forfeited; provided, however, that the Committee may provide, by rule or regulation or in any Award Agreement, or may determine in an individual case, that restrictions or forfeiture conditions relating to Performance Shares and Performance Units will be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part the forfeiture of Performance Shares and Performance Units; provided further, however, that, in the case of any Award intended to qualify as performance-based compensation for purposes of Section 162(m)(4)(C) of the Code, any such waiver of restrictions or forfeiture conditions shall only be made under circumstances that do not cause the Award to lose its qualification as performance-based compensation for purposes of Section 162(m)(4)(C) of the Code and the regulations thereunder.

(v)     Payment. Each Performance Share or Performance Unit may be paid in whole Shares, or cash, or a combination of Shares and cash either as a lump sum payment or in installments, all as the Committee shall determine, at the time of grant of the Performance Share or Performance Unit or otherwise, commencing as soon as practicable after the end of the relevant Performance Period. The Committee must certify in writing prior to the payment of any Performance Share or Performance Unit that the performance objectives and any other material terms were in fact satisfied.

(g)     Dividend Equivalents. The Committee is authorized to grant Dividend Equivalents to Eligible Persons. The Committee may provide, at the date of grant or thereafter, that Dividend Equivalents shall be paid or distributed when accrued or shall be deemed to have been reinvested in additional Shares, or other investment vehicles as the Committee may specify; provided, however, that Dividend Equivalents (other than freestanding Dividend Equivalents) shall be subject to all conditions and restrictions of the underlying Awards to which they relate.

(h)     Other Share-Based Awards. The Committee is authorized, subject to limitations under applicable law, to grant to Eligible Persons such other Awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Shares, as deemed by the Committee to be consistent with the purposes of the Plan, including, without limitation, unrestricted shares awarded purely as a “bonus” and not subject to any restrictions or conditions, other rights convertible or exchangeable into Shares, purchase rights for Shares, Awards with value and payment contingent upon performance of the Company or any other factors designated by the Committee, and Awards valued by reference to the performance of specified Subsidiaries or Affiliates. The Committee shall determine the terms and conditions of such Awards at date of grant or thereafter. Shares delivered pursuant to an Award in the nature of a purchase right granted under this Section 5(h) shall be purchased for such consideration, paid for at such times, by such methods, and in such forms, including, without limitation, cash, Shares or other property, as the Committee shall determine. Cash awards, as an element of or supplement to any other Award under the Plan, shall also be authorized pursuant to this Section 5(h).

6.        Certain Provisions Applicable to Awards.

(a)     Stand-Alone, Additional, Tandem and Substitute Awards. Awards granted under the Plan may, in the discretion of the Committee, be granted to Eligible Persons either alone or in addition to, in tandem with, or in exchange or substitution for, any other Award granted under the Plan or any award granted under any other plan or agreement of the Company, any Subsidiary or Affiliate, or any business entity to be acquired by the Company or a Subsidiary or Affiliate, or any other right of an Eligible Person to receive payment from the Company or any Subsidiary or Affiliate. Awards may be granted in addition to or in tandem with such other Awards or awards, and may be granted either as of the same time as or a different time from the grant of such other Awards or awards. Subject to the provisions of Section 3(e) hereof prohibiting Option and SAR repricing without shareholder approval, the per Share exercise price of any Option, grant price of any SAR, or purchase price of any other Award conferring a right to purchase Shares which is granted, in connection with the substitution of awards granted under any other plan or agreement of the Company or any Subsidiary or Affiliate or any business entity to be acquired by the Company or any Subsidiary or Affiliate, shall be determined by the Committee, in its discretion.

(b)     Term of Awards. The term of each Award granted to an Eligible Person shall be for such period as may be determined by the Committee; provided, however, that in no event shall the term of any Option or SAR exceed a period of ten years from the date of its grant.

(c)     Form of Payment Under Awards. Subject to the terms of the Plan and any applicable Award Agreement, payments to be made by the Company or a Subsidiary or Affiliate upon the grant, maturation, or exercise of an Award may be made in such forms as the Committee shall determine at the date of grant or thereafter, including, without limitation, cash, Shares or other property, and may be made in a single payment or transfer, in installments, or on a deferred basis, provided that any such deferral shall be intended to be in compliance with Section 409A of the Code. The Committee may make rules relating to installment or deferred payments with respect to Awards, including the rate of interest to be credited with respect to such payments, and the Committee may require deferral of payment under an Award if, in the sole judgment of the Committee, it may be necessary in order to avoid nondeductibility of the payment under Section 162(m) of the Code.

(d)     Nontransferability. Unless otherwise set forth by the Committee in an Award Agreement, Awards shall not be transferable by an Eligible Person except by will or the laws of descent and distribution (except pursuant to a Beneficiary designation) and shall be exercisable during the lifetime of an Eligible Person only by such Eligible Person or his guardian or legal representative. An Eligible Person’s rights under the Plan may not be pledged, mortgaged, hypothecated, or otherwise encumbered, and shall not be subject to claims of the Eligible Person’s creditors.

(e)     Noncompetition. The Committee may, by way of the Award Agreements or otherwise, establish such other terms, conditions, restrictions and/or limitations, if any, of any Award, provided they are not inconsistent with the Plan, including, without limitation, the requirement that the Participant not engage in competition with the Company.

7.        Change of Control Provisions.

(a)     Acceleration of Exercisability and Lapse of Restrictions. Unless otherwise provided by the Committee at the time of the Award grant, in the event of a Change of Control, (i) all outstanding Awards pursuant to which the Participant may have rights the exercise of which is restricted or limited, shall become fully exercisable immediately prior to the time of the Change of Control so that the Shares subject to the Award will be entitled to participate in the Change of Control transaction, and (ii) unless the right to lapse of restrictions or limitations is waived or deferred by a Participant prior to such lapse, all restrictions or limitations (including risks of forfeiture and deferrals) on outstanding Awards subject to restrictions or limitations under the Plan shall lapse, and all performance criteria and other conditions to payment of Awards under which payments of cash, Shares or other property are subject to conditions shall be deemed to be achieved or fulfilled and shall be waived by the Company immediately prior to the time of the Change of Control so that the Shares subject to the Award will be entitled to participate in the Change of Control transaction.

(b)     Definition of Change of Control. For purposes of this Section 7, “Change of Control” shall mean:

(i)     the consummation of a merger, consolidation or reorganization approved by the Company’s stockholders, unless securities representing more than fifty percent (50%) of the total combined voting power of the voting securities of the successor corporation are immediately thereafter beneficially owned, directly or indirectly and in substantially the same proportion, by the persons who beneficially owned the Company’s outstanding voting securities immediately prior to such transaction;

(ii)     the consummation of any stockholder-approved transfer or other disposition of all of substantially all of the Company’s assets; or

(iii)     the acquisition after the Effective Date, directly or indirectly, by any person or related group of persons (other than the Company or a person that directly or indirectly controls, is controlled by, or is under common control with, the Company), of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities.

8.        General Provisions.

(a)     Compliance with Legal and Trading Requirements. The Plan, the granting and exercising of Awards thereunder, and the other obligations of the Company under the Plan and any Award Agreement, shall be subject to all applicable federal, state and foreign laws, rules and regulations, and to such approvals by any regulatory or governmental agency as may be required. The Company, in its discretion, may postpone the issuance or delivery of Shares under any Award until completion of such stock exchange or market system listing or registration or qualification of such Shares or other required action under any state or federal law, rule or regulation as the Company may consider appropriate, and may require any Participant to make such representations and furnish such information as it may consider appropriate in connection with the issuance or delivery of Shares in compliance with applicable laws, rules and regulations. No provisions of the Plan shall be interpreted or construed to obligate the Company to register any Shares under federal, state or foreign law. The Shares issued under the Plan may be subject to such other restrictions on transfer as determined by the Committee.

(b)     No Right to Continued Employment or Service. Neither the Plan nor any action taken thereunder shall be construed as giving any employee, consultant or director the right to be retained in the employ or service of the Company or any of its Subsidiaries or Affiliates, nor shall it interfere in any way with the right of the Company or any of its Subsidiaries or Affiliates to terminate any employee’s, consultant’s or director’s employment or service at any time.

(c)     Taxes. The Company or any Subsidiary or Affiliate is authorized to withhold from any Award granted, any payment relating to an Award under the Plan, including from a distribution of Shares, or any payroll or other payment to an Eligible Person, amounts of withholding and other taxes due in connection with any transaction involving an Award, and to take such other action as the Committee may deem advisable to enable the Company and Eligible Persons to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award. This authority shall include authority to withhold or receive Shares or other property and to make cash payments in respect thereof in satisfaction of an Eligible Person’s tax obligations; provided, however, that the amount of tax obligations that may be satisfied by withholding Shares shall be limited to the liability determined at the maximum individual tax rate applicable in the relevant jurisdiction.

(d)     Changes to the Plan and Awards. The Board may amend, alter, suspend, discontinue, or terminate the Plan or the Committee’s authority to grant Awards under the Plan without the consent of shareholders of the Company or Participants, except that (i) any such amendment or alteration as it applies to ISOs shall be subject to the approval of the Company’s shareholders to the extent such shareholder approval is required under Section 422 of the Code, and (ii) any such amendment or alternation shall be subject to the approval of the Company’s shareholders to the extent such shareholder approval is required under the rules of any stock exchange or automated quotation system on which the Shares may then be listed or quoted; provided, however, that, without the consent of an affected Participant, no amendment, alteration, suspension, discontinuation, or termination of the Plan may materially and adversely affect the rights of such Participant under any Award theretofore granted to him or her. The Committee may waive any conditions or rights under, amend any terms of, or amend, alter, suspend, discontinue or terminate, any Award theretofore granted, prospectively or retrospectively; provided, however, that, without the consent of a Participant, no amendment, alteration, suspension, discontinuation or termination of any Award may materially and adversely affect the rights of such Participant under any Award theretofore granted to him or her.

(e)     No Rights to Awards; No Shareholder Rights. No Eligible Person or employee shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Eligible Persons and employees. No Award shall confer on any Eligible Person any of the rights of a shareholder of the Company unless and until Shares are duly issued or transferred to the Eligible Person in accordance with the terms of the Award.

(f)     Unfunded Status of Awards. The Plan is intended to constitute an “unfunded” plan for incentive compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award shall give any such Participant any rights that are greater than those of a general creditor of the Company; provided, however, that the Committee may authorize the creation of trusts or make other arrangements to meet the Company’s obligations under the Plan to deliver cash, Shares, other Awards, or other property pursuant to any Award, which trusts or other arrangements shall be consistent with the “unfunded” status of the Plan unless the Committee otherwise determines with the consent of each affected Participant.

(g)     Nonexclusivity of the Plan. Neither the adoption of the Plan by the Board nor its submission to the shareholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of options and other awards otherwise than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

(h)     Not Compensation for Benefit Plans. No Award payable under this Plan shall be deemed salary or compensation for the purpose of computing benefits under any benefit plan or other arrangement of the Company for the benefit of its employees, consultants or directors unless the Company shall determine otherwise.

(i)     No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, other Awards, or other property shall be issued or paid in lieu of such fractional Shares or whether such fractional Shares or any rights thereto shall be forfeited or otherwise eliminated.

(j)     Governing Law. The validity, construction, and effect of the Plan, any rules and regulations relating to the Plan, and any Award Agreement shall be determined in accordance with the laws of New York without giving effect to principles of conflict of laws thereof.

(k)     Effective Date; Plan Termination. The Plan became effective as of December 3, 2003 (the “Effective Date”) and shall terminate as to future awards on October 15, 2030.

(l)     Section 409A. Awards under the Plan are intended to comply with, or be exempt from, the applicable requirements of Section 409A of the Code and shall be limited, construed and interpreted in accordance with such intent. Although the Company does not guarantee any particular tax treatment, to the extent that any Award is subject to Section 409A of the Code, it shall be paid in a manner that is intended to comply with Section 409A of the Code, including regulations and any other guidance issued by the Secretary of the Treasury and the Internal Revenue Service with respect thereto. In no event whatsoever shall the Company be liable for any additional tax, interest or penalties that may be imposed on the Participant by Section 409A of the Code or any damages for failing to comply with Section 409A of the Code.

(m)     Titles and Headings. The titles and headings of the sections in the Plan are for convenience of reference only. In the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

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1-800-FLOWERS.COM, INC.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees

01) Geralyn R. Breig
02) Celia R. Brown
03) James A. Cannavino
04) Eugene F. DeMark
05) Leonard J. Elmore
06) Adam Hanft
07) Stephanie Redish Hofmann
08) Christopher G. McCann
09) James F. McCann
10) Katherine Oliver
11) Larry Zarin

The Board of Directors recommends you vote FOR the following proposals:

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

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Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

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D25689-P45527

1-800-FLOWERS.COM, INC.
Annual Meeting of Stockholders
December 9, 2020 9:00 AM
This proxy is solicited by the Board of Directors

The undersigned stockholder of 1-800-FLOWERS.COM, INC. hereby appoints Michael R. Manley, Corporate Secretary, with full power of substitution, as proxy to vote the shares of stock, in accordance with the undersigned's specifications, which the undersigned could vote if personally present at the Annual Meeting of Stockholders of 1-800-FLOWERS.COM, INC. to be held in a virtual-only format by visiting www.virtualshareholdermeeting.com/FLWS2020 on Wednesday, December 9, 2020 at 9:00 a.m. Eastern Standard Time or any adjournment thereof.

UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF THE PERSONS NOMINATED BY THE BOARD OF DIRECTORS AS DIRECTORS, "FOR" THE RATIFICATION OF BDO USA, LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING JUNE 27, 2021, "FOR" THE APPROVAL, ON AN ADVISORY BASIS, OF THE COMPANY'S EXECUTIVE COMPENSATION, "FOR" THE 2003 LONG TERM INCENTIVE AND SHARE AWARD PLAN, AS AMENDED AND RESTATED OCTOBER 15, 2020, AND IN ACCORDANCE WITH THE DISCRETION OF THE PROXY AS TO OTHER MATTERS WHICH PROPERLY COME BEFORE THE ANNUAL MEETING.

All of the proposals set forth are proposals of the Company. None of the proposals are related to or conditioned upon approval of any other proposal.

Continued and to be signed on reverse side